Schedule 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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☐    Soliciting Material Pursuant to Section 24 0.14a-12

ICC HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ICC Holdings, Inc.	225 20th Street | Rock Island, IL 61201 P: 309-793-1700| www.ilcasco.com

ICC Holdings. Inc.

225 20th Street

Rock Island, Illinois 61204

April 13, 2017

Dear Shareholders:

Please consider this letter your personal invitation to attend the 2017 ICC Holdings, Inc. Annual Shareholders Meeting. It will be held on Tuesday, May 23, 2017 at 8:00 a.m. Central Daylight Time at the offices of Illinois Casualty Company, 225 20th Street, Rock Island, Illinois. Directions to our corporate offices can be found on the Investor Relations page of our website at http://ir.iccholdingsinc.com.

Business scheduled to be considered at the meeting includes the election of directors, approval of the ICC Holdings, Inc. Annual Incentive Compensation Plan, and ratification of BKD, LLP as our independent registered public accounting firm for the current year. In addition, we will review significant events of 2016 and their impact on you and your Company.

We are furnishing our proxy materials by mail as well as making materials available via the Internet. Shareholders will receive a mailed notice card with instructions on how to view our proxy materials over the Internet and other information.

Thank you for your interest in ICC Holdings, Inc. as well as your confidence in, and support of, our future.

Sincerely,

/s/ Arron Sutherland

Arron K. Sutherland

President, Chief Executive Officer and Director

ICC Holdings, Inc. | 225 20th Street | Rock Island, Illinois 61201

_____________________________________________________________

Notice of THE 2017 Annual Meeting of Shareholders

May 23, 2017

_____________________________________________________________

To the Shareholders of ICC Holdings, Inc.:

NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Shareholders of ICC Holdings, Inc. will be held on Tuesday, May 23, 2017 at 8:00 a.m. Central Time at the offices of ICC Holdings, Inc., 225 20th Street, Rock Island, Illinois 61201, to:

1.

Elect four (4) Class III director nominees to the Board of Directors of ICC Holdings, Inc, each to serve until the 2020 annual meeting of shareholders, or until the earlier of their resignation or their respective successors shall have been elected and qualified;

2.	Adopt the ICC Holdings, Inc. Equity Compensation Plan;
3.	Ratify the appointment of BKD, LLP. as the Company’s independent registered public accounting firm for the current fiscal year; and
4.	Transact such other business as may properly be brought before the meeting.

Each share of the Company’s common stock will be entitled to one vote upon all matters described above. Only holders of Common Stock of the Company of record at the close of business on March 31, 2017, are entitled to notice of and to vote at the Annual Meeting. A list of these shareholders is available at the corporate offices of ICC Holdings, Inc. and will be available at the Annual Meeting.

By Order of the Board of Directors

/s/ Arron Sutherland

Arron K. Sutherland

President, Chief Executive Officer and Director

Rock Island, Illinois

April 13, 2017

It is important, regardless of the number of shares you hold, that you personally be present or be represented by proxy at the Annual Meeting. Even if you expect to attend, it is important that you submit your proxy by any method described below:

•	By Internet: you have the option to vote your shares over the Internet in accordance with the instructions provided on your proxy card;
•	By Phone: you can also vote your shares by telephone, toll-free, in accordance with the instructions provided on your proxy card, or
•	By Mail: you can vote your shares by completing the proxy card and signing, dating and returning it as promptly as possible.

You have the right to revoke your proxy at any time prior to its use by filing a written notice of revocation with the Corporate Secretary of the Company prior to the convening of the Annual Meeting, or by presenting another proxy card with a later date or voting by telephone or over the Internet at a later date. If you attend the Annual Meeting and desire to vote in person, your proxy may be withdrawn upon request.

 ICC Holdings, Inc. | 225 20th Street | Rock Island, Illinois 61204

PROXY STATEMENT

Annual Meeting of Shareholders to be held May 23, 2017

GENERAL INFORMATION

This Proxy Statement is furnished to the shareholders of ICC Holdings, Inc., a Pennsylvania corporation (the “Company”), in connection with the solicitation, by the Board of Directors of the Company (“Board” or “Board of Directors”), of proxies to be used at the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 8 a.m. Central Daylight Time on Tuesday, May 23, 2017, at the offices of Illinois Casualty Company, 225 20th Street, Rock Island, Illinois.

The Company intends to mail the Annual Meeting proxy materials to shareholders on or about April 13, 2017. Information included in this Proxy Statement is as of April 10, 2017.

VOTING

Because many shareholders cannot attend the Annual Meeting in person, it is necessary that a large number of our voting shares be represented at the Annual Meeting by proxy to achieve a quorum. Pursuant to the Company’s bylaws, at least a majority of the outstanding voting shares must be present (in person or by proxy) at the Annual Meeting to conduct the meeting, which is known as a “quorum” of shares. Even if you expect to attend, it is important that you vote your shares in advance.

Whether you hold your shares directly as the shareholder of record or through a broker, trustee, or other nominee (“in street name”), you may vote in one of the following ways:

•

By Internet. Shareholders may submit their proxy over the Internet by following the instructions provided on the proxy card. Shareholders will need to have the control number appearing on their proxy card available in order to submit their proxy over the Internet.

•

By Telephone. Shareholders may submit their proxy by telephone, toll-free, by following the instructions provided on the proxy card. Shareholders will need to have the control number appearing on their proxy card available in order to submit their proxy by telephone.

•	By Mail. Shareholders may submit their proxy by signing, dating and returning the proxy card as promptly as possible in the envelope enclosed for that purpose.
•

At the Meeting. The way you vote your shares now will not limit your right to change your vote at the Annual Meeting if you attend in person. If you hold your shares in street name, you must obtain a legal proxy, executed in your favor, from the holder of record if you wish to vote these shares at the Annual Meeting.

Shareholders can save the Company expense by submitting their proxy by telephone or over the Internet. If you submit your proxy by telephone or over the Internet, you do not need to also submit a proxy card, although you may do so as one method of changing your vote as described below. The method of voting will not limit a shareholder’s right to attend the Annual Meeting.

Each proxy will be voted in accordance with the shareholder’s instructions. If you return a signed proxy card without any voting instructions, your shares will be voted as recommended by the Board of Directors.

Revocation of Proxies

All proxies delivered pursuant to this solicitation are revocable at any time prior to the meeting at the option of the shareholder either by giving written notice to the Corporate Secretary at the Annual Meeting, or by timely delivery of a properly completed proxy, whether by proxy card or by Internet or telephone vote, bearing a later date, or by voting in person at the Annual Meeting. All shares represented by valid, unrevoked proxies will be voted at the Annual Meeting.

Additional Information

Directors are elected by a plurality of votes cast. With respect to the election of directors, shareholders may vote in favor of all nominees, or withhold their votes as to all nominees, or withhold their votes as to specific nominees. Votes withheld are deemed present at the meeting and thus will be counted for quorum purposes and have the effect of a vote against the director.  The outcomes of the votes on the proposals to approve the equity compensation plan (Proposal Two) to and to ratify the selection of BKD LLP as the Company’s independent registered public accounting firm for the current fiscal year (Proposal Three) each require the favorable vote of a majority of the votes cast on those matters. With respect to Proposals Two and Three, shareholders may vote “For,” “Against” or “Abstain” on each proposal. Abstentions are deemed present at the meeting, and thus will be counted for quorum purposes, but will have the same effect as a vote against the matters respectively set forth in Proposals Two and Three.

Brokers who hold shares for the accounts of their clients “in street name” may vote such shares either as directed by their clients or at their own discretion if permitted by the NASDAQ Stock Market  (the “NASDAQ”) and other organizations of which they are members. If an executed proxy is returned by a broker on behalf of its client that indicates the broker does not have discretionary authority as to certain shares to vote on one or more matters (a “broker non-vote”), such shares will be considered present at the Annual Meeting for purposes of determining a quorum, but are not considered entitled to vote on that matter. Therefore, broker non-votes will not have any effect on any of the proposals being voted upon at the meeting. If your broker holds your shares “in street name” and you do not instruct your broker how to vote, your broker will have discretion to vote your shares on routine matters, such as Proposal Three, the ratification of the selection of the Company’s independent public accounting firm.

Your broker will not, however, have discretion to vote on non-routine matters absent direction from you. Among other matters, brokers are not entitled to use their discretion to vote uninstructed proxies in director elections or executive compensation matters. As a result, your broker will not be able to vote your shares on Proposals One or Two without your direction. Therefore, it is important that you provide your broker with voting instructions on all proposals. If your shares are held by your broker “in street name,” you will receive a voting instruction form from your broker or the broker’s agent asking you how your shares should be voted. Please complete the form and return it as instructed by the broker or agent.

SHAREHOLDERS ENTITLED TO VOTE

Shareholders of record at the close of business on March 31, 2017, the record date, shall be entitled to vote at the 2017 Annual Meeting. As of the record date, the Company had 3,500,000 shares of Common Stock outstanding and entitled to vote. Common share ownership entitles the holder to one vote per share upon each matter to be voted at the 2017 Annual Meeting.

COST OF PROXY SOLICITATION

The solicitation of proxies is being made by the Company, and the Company will bear the cost of solicitation. In addition to the use of the mail, proxies may be solicited in person or by telephone, facsimile or other electronic means, by directors, officers or employees of the Company. No additional compensation will be paid to such persons for their services. In accordance with the regulations of the SEC and the NASDAQ, the Company will reimburse banks, brokerage firms, investment advisors and other custodians, nominees, fiduciaries and service bureaus for their reasonable out-of-pocket expenses for forwarding soliciting material to beneficial owners of the Company’s Common Stock and obtaining their proxies or voting instructions.

ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORT TO SHAREHOLDERS

This Notice of Annual Meeting of Shareholders and Proxy Statement and the Company’s 2016 Annual Report on Form 10-K are available on the Company’s website at http://ir.iccholdingsinc.com and at www.proxydocs.com/ICCH.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

PRINCIPAL SHAREHOLDERS

Based on filings made under Section 13(d) and Section 13(g) of the Securities Exchange Act of 1934 (the “Exchange Act”), as of March 31, 2017, the only persons known by us to be beneficial owners of five percent or more of the outstanding shares of our common stock were as follows:

Name and Address	Number of Shares	Percent of Outstanding
of Beneficial Owner	Beneficially Owned	Common Stock
R. Kevin Clinton(1)	600,000	17.14%
6410 Oakencliffe Ln.
East Lansing, Michigan 48823

Rock Island Investors, LLC(2)	400,000	11.40%
c/o Domain Capital Advisors, LLC
1230 Peachtree Street NE, Suite 3500
Atlanta, Georgia 30309

ICC Holdings, Inc. Employee Stock Ownership Plan	350,000	10.00%
225 20th Street
Rock Island, Illinois 61201

Tuscarora Wayne Insurance Company	200,000	5.70%
41908 Route 6
PO Box 7
Wyalusing, Pennsylvania 18853-0007

Annette Flood(3)	200,000	5.70%
c/o R. Kevin Clinton
6410 Oakencliffe Ln.
East Lansing, Michigan 48823

(1)

Includes R. Kevin Clinton Irrevocable Trust for Avery Anne Clinton u/a/d December 13, 2012, R. Kevin Clinton Irrevocable Trust for Connor Richard Clinton u/a/d December 13, 2012, R. Kevin Clinton Irrevocable Trust for Colleen Casey Clinton u/a/d December 13, 2012, R. Kevin Clinton Irrevocable Trust for Ryan Kevin Clinton u/a/d December 13, 2012, Marilyn J. Clinton Trust Agreement Dated August 29, 2001, R. Kevin Clinton, IRA, Annette E. Flood IRA, Oppenheimer & Co., Cust., and Clifford T. Flood IRA, Oppenheimer & Co., Cust.

(2)

Includes Domain Capital Advisors, LLC, Leardo Asset Management, LLC and Patrick R. Leardo. This information is based upon a Schedule 13G filing dated March 28, 2017 made with the Securities and Exchange Commission.

(3)	Includes Annette E. Flood IRA, Oppenheimer & Co., Cust., and Clifford T. Flood IRA, Oppenheimer & Co., Cust.

DIRECTORS AND OFFICERS

The following is information regarding beneficial ownership of the Company’s Common Stock by each director and named executive officer (whose compensation is disclosed in this Proxy Statement), and the directors and executive officers of the Company as a group, as of March 31, 2017.

Name of Individual or	Number of Shares	Percent of Outstanding
Number of Persons in Group	Beneficially Owned(1)	Common Stock
Howard Beck	26,000	*
Scott Burgess	—	*
R. Kevin Clinton	600,000	17.1%
James Dingman	10,000	*
Joel Heriford	—	*
John Klockau	115,000	3.3%
Jerry Pepping	10,000	*
Daniel Portes	5,000	*
Rickey Plunkett	2,500	*
Norman Schmeichel	7,500	*
Christine Schmitt	15,000	*
Mark Schwab	20,000	*
Michael Smith	17,800	*
Kathleen Springer	3,000	*
Julia Suiter	2,500	*
Arron Sutherland	43,600	1.2%

All Directors and Executive Officers as a Group (16 persons)	877,900	25.1%

*Less than 1% of Class.

The information with respect to beneficial ownership of Common Stock of the Company is based on information furnished to the Company by each individual included in the table.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and beneficial owners of more than 10 percent of the Common Stock of the Company to file reports of ownership and changes in ownership with the SEC and NASDAQ. Copies of these reports must also be furnished to the Company. The mutual-to-stock conversion did not occur until March 2017.  There were no shares outstanding as of December 31, 2016.

PROPOSAL ONE: ELECTION OF DIRECTORS

GENERAL

At this year’s Annual Meeting, four (4) Class III directors are to be elected.  Unless otherwise instructed, the shares represented by a signed proxy card will be voted for the election of the four nominees named below. The nominees for election as Class III directors who receive the highest number of votes cast, in person or by proxy, at the meeting will be elected as Class III directors. The affirmative vote of a majority of the shares of common stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the election of directors.

STAGGERED BOARD

Our articles of incorporation and bylaws provide for a classified board of directors consisting of three classes of directors, each serving staggered three-year terms. Our directors are divided among the three classes as follows:

•	Class I directors, whose term will expire at the Annual Meeting of Shareholders to be held in fiscal year 2018, consists of Messrs. Dingman, Klockau, and Pepping;
•	Class II directors, whose term will expire at the Annual Meeting of Shareholders to be held in fiscal year 2019, consists of Messrs. Burgess, Schmitt, and Sutherland; and
•	Class III directors, whose term will expire at the Annual Meeting of Shareholders to be held in fiscal year 2020, consists of Messrs. Clinton, Heriford, Portes, and Schwab.

Directors in a particular class will be elected for three-year terms at the Annual Meeting of Shareholders in the year in which their terms expire. As a result, only one class of directors will be elected at each annual meeting of our shareholders, with the other classes continuing for the remainder of their respective three-year terms. Each director’s term continues until the election and qualification of his successor, or his earlier death, resignation or removal.

NOMINEES

Messrs.  R. Kevin Clinton, Joel K. Heriford, Daniel H. Portes, and Mark J. Schwab are standing for election. Each is nominated to serve for a three-year term expiring in 2020.

The Board of Directors has no reason to believe that any nominee will be unable to serve if elected. In the event that any nominee shall become unavailable for election, the shares represented by a proxy will be voted for the election of a substitute nominee selected by the persons appointed as proxies and recommended by the Board, unless the Board should determine to reduce the number of directors pursuant to the Company’s bylaws or allow the vacancy to stay open until a replacement is designated by the Board.

The Board of Directors recommends that the shareholders vote “FOR” election of all four nominees listed above.

DIRECTOR INFORMATION

The biographical profiles on the following pages contain certain information with respect to the Board of Directors.

		DIRECTOR
NAME	AGE	SINCE	PRINCIPAL OCCUPATION AND BACKGROUND
Scott T. Burgess	68	2014

Mr. Burgess has been a Senior Managing Director of Griffin Financial since 2011, providing insurance carriers with a broad range of strategic, financial and transactional investment banking services. From 2003 to 2011, he was a Treaty Producer and Senior Vice President of Willis Group, a global reinsurance specialist. He worked with Munich Reinsurance America, Inc. (originally American Re-insurance Company) from 1980 to 2003. Mr. Burgess began his career at Chubb & Son, Inc. in various underwriting and management positions. He also serves on the board of directors of Tuscarora Wayne Mutual Group, Inc., Susquehanna Capital Corp., Tuscarora Wayne Insurance Company, Keystone National Insurance Company and Lebanon Valley Insurance Company. Mr. Burgess attended the U.S. Air Force Academy and holds a B.S., Marketing from the University of Maine. Through Mr. Burgess’ experience in the insurance industry and service on other corporate boards, he has dealt with a wide range of issues including reinsurance, risk management, and strategic planning. These attributes were significant in the decision to appoint him as a member of the Board of Directors.

R. Kevin Clinton	62	2017

Mr. Clinton has been a professor and Director of the Actuarial Science Program of Michigan State University since August 2015. From November 2013 to April 2015, he served as the State Treasurer of the State of Michigan and a member of the Governor’s cabinet. Mr. Clinton was part of the team that brought the City of Detroit out of bankruptcy. From April 2011 to November 2013, he served as the Commissioner of Insurance of the State of Michigan and Director of the Michigan Department of Insurance and Financial Services (MDIFS), which regulates state insurance companies, banks, credit unions and other financial institutions. Mr. Clinton was President and Chief Executive Officer of American Physicians Capital, Inc., a publicly traded insurance company, from 2004 until its sale to The Doctors Company in October 2010. He was Vice President and Chief Operating Officer of that company from 2001 to 2003. From 1997 to 2001, Mr. Clinton was President and Chief Executive Officer of MEEMIC Insurance Company, a personal lines insurer which converted from a mutual to stock company and became a publicly traded company in 1999. From 1990 to 1997, he worked at ProNational Insurance Company, holding the positions of Chief Financial Officer from 1996 to 1997 and Vice President of Underwriting from 1990 to 1995. Mr. Clinton was a consulting actuary from 1986 to 1990. He was the Chief Actuary of the State of Michigan Insurance Bureau, which is now part of the MDIFS, from 1982 to 1986. Mr. Clinton graduated from the University of Michigan (B.S. Business Administration; Masters of Actuarial Science), and was inducted as a Fellow of the Casualty Actuarial Society in 1982. Mr. Clinton is required to be nominated as a director pursuant to a purchase agreement, dated as of September 6, 2017, between the Company, Illinois Casualty Company, and certain investors, including Mr. Clinton. Mr. Clinton’s experience in all aspects of the insurance industry, including as an insurance regulator, were important in the decision of the Board of Directors to appoint him as a member of the Board of Directors.

		DIRECTOR
NAME	AGE	SINCE	PRINCIPAL OCCUPATION AND BACKGROUND
James R. Dingman	62	2009

Mr. Dingman has served for over twenty years as CEO of BankORION, an independent community bank with 7 offices and $400 million in assets. Mr. Dingman currently serves as Chairman and CEO of BankORION and its holding company, Orion Bancorporation, Inc. For all of those years, he has managed the bank investment portfolio, which is currently in excess of $150 million. Mr. Dingman is a graduate of the University of Iowa, holds a Master’s Degree from St. Ambrose University, and graduated with distinction from the Southwestern Graduate School of Banking. He has served in a Board capacity for several local organizations, including the Community Bankers Association of Illinois. Through Mr. Dingman’s extensive financial experience and other activities, he has dealt with a wide range of issues including audit and financial reporting, risk management, and strategic planning. These experiences qualify him to service as a member of our Board of Directors.

Joel K. Heriford	59	2004

Mr. Heriford is an attorney with Burch & Cracchiolo, P.A. in Phoenix, Arizona. Mr. Heriford previously practiced law with the law firms of Stanley, Lande & Hunter P.C. in Davenport, Iowa, and Wessels, Stojan & Stephens, P.C., Rock Island, Illinois. Mr. Heriford graduated from Illinois State University, Normal, Illinois (B.S. Accounting), and from De Paul University College of Law (J.D.). Mr. Heriford is also a Certified Public Accountant (Inactive), and previously worked with an international accounting firm prior to attending law school. Mr. Heriford is admitted to practice law in Arizona, Illinois and Iowa. Mr. Heriford’s legal and accounting experience provide the Board of Directors with valuable insight into issues relevant to our business. These experiences qualify him for service as a member of the Board of Directors.

		DIRECTOR
NAME	AGE	SINCE	PRINCIPAL OCCUPATION AND BACKGROUND
John R. Klockau	65	2004

Mr. Klockau attended Shimer College in Waukegan, Illinois. He began his insurance career in 1972 with Illinois Casualty Company. He served in a variety of capacities before being named to the position of President in 1989, from which he resigned in July of 2009. Mr. Klockau is recognized as an expert in the investigation, negotiation and settlement of dram shop claims. Mr. Klockau serves on the Board of Directors of Rockford Mutual Insurance Company and is involved in various community activities. Through Mr. Klockau’s experience in the insurance industry, he has dealt with a wide range of issues including reinsurance, risk management, and strategic planning. These attributes were significant in the decision to appoint him as a member of the Board of Directors.

Gerald J. Pepping	58	2007

Mr. Pepping is an attorney with Pepping, Balk, Kincaid & Olson, Ltd. where he has been a partner since 1989. Mr. Pepping is a member of the Illinois State Bar Association, Iowa State Bar Association and Rock Island County Bar Association. He received his CPA in 1980 and is a member of the Iowa Society of CPA’s. Mr. Pepping is licensed to practice law in Illinois and Iowa and is licensed to practice before the U.S. District Court Central District of Illinois, the U.S. Seventh Court of Appeals and the U.S. Tax Court. Mr. Pepping graduated from the University of Iowa with a BBA in Accounting with highest distinction and received his Juris Doctorate from the University Of Illinois College Of Law. Mr. Pepping’s legal and business experience provide the Board of Directors with valuable insight into issues relevant to our business. This experience is important in qualifying him for service as a member of the Board of Directors and as Chairman of the Board of Directors.

		DIRECTOR
NAME	AGE	SINCE	PRINCIPAL OCCUPATION AND BACKGROUND
Daniel H. Portes	62	2010

Mr. Portes is the Chairman and owner of Management Resources Group (MRG), a talent management company located in Davenport, Iowa. MRG specializes in senior level executive retained search, outplacement, coaching, assessments, organizational development, team building and conflict resolution. Mr. Portes possesses over 31 years of management experience. He is an active member of a number of community boards and organizations, and is past chairman of the Iowa Quad Cities Chamber of Commerce and was named the 2000-2001 Community Leader of the Year. He has served on the Davenport School District and Putnam Museum boards and is a past president of Temple Emanuel. Currently he serves on the board of directors for the Quad City Chamber of Commerce. Mr. Portes was in the leadership role in the passage of the local option sales tax initiative for Scott County Public Schools. Mr. Portes’ business experience provides the Board of Directors with valuable insight into issues relevant to our business, including executive compensation. This experience is important in qualifying him for service as a member of the Board of Directors.

Christine C. Schmitt	59	2015

Ms. Schmitt is CFO North America Insurance Operations of AmTrust North America, a subsidiary of AmTrust Financial Services, Inc., a publicly traded holding company and provider of specialty property and casualty insurance focusing on workers’ compensation and commercial package coverage for small business, specialty risk and extended warranty coverage sold throughout the United States and Internationally with over $20 billion in assets. She oversees financial management reporting and systems for the 25+ North America insurance companies and a liaison with auditors, actuaries and financial operations. From 2012 to June 2016, she was Treasurer and Controller for Fidelity & Guaranty Life Insurance Company. From 2011 to 2015, she also served as a director and Chair of the Audit Committee of Michigan Millers Mutual Insurance Company. Ms. Schmitt previously served as Senior Vice President & CFO for FinCor Holdings, Inc., a medical professional liability insurance company, and MEEMIC Insurance Company, a personal lines insurance company, and was an audit manager at PricewaterhouseCoopers LLP. She is a Certified Public Accountant and Chartered Global Management Accountant and is a member of Financial Executives International, National Association for Female Executives, American Institute of CPA’s and Michigan Association of CPA’s. Ms. Schmitt has a BS, Business Administration, Accounting major, from Wayne State University. The financial acumen that Ms. Schmitt obtained through her insurance industry experience and service on other corporate boards were attributes important in qualifying her for service as a member of the Board of Directors.

		DIRECTOR
NAME	AGE	SINCE	PRINCIPAL OCCUPATION AND BACKGROUND
Mark J. Schwab	66	2008

Mr. Schwab is retired and was, until December 2016, a Client Advisor and former Area President of Trissel, Graham & Toole division of Arthur J. Gallagher insurance agency, Davenport, Iowa. He is a graduate of the University of Iowa and has taught insurance at St. Ambrose University. He started his career as a field claims adjuster and later was a commercial liability and workers compensation claims supervisor. Mr. Schwab holds the Chartered Property and Casualty Underwriter and Associate in Risk Management designations. He has served as president of the Quad City Chapter of CPCU, Quad Cities Claims Association, Quad Cities Insurance Education Council and Independent Insurance Agents of Scott County. Mr. Schwab was the 2003-05 board chair for United Way of the Quad-Cities. Through Mr. Schwab’s experience in the insurance industry, he has dealt with a wide range of issues including risk management, agency relationships and strategic planning. This experience was significant in the decision to appoint him as a member of the Board of Directors.

Arron K. Sutherland	48	2007

Mr. Sutherland is Chief Executive Officer of the Company. He has served as the CEO since 2010 and formerly as Chief Financial Officer from 2006 to 2010. Mr. Sutherland has more than 20 years’ experience in the insurance and finance industry and holds a CPA and CPCU designation. Prior to joining ICC, he was employed for more than 15 years in the accounting field including ten years of P&C experience with Frankenmuth Financial Group. Mr. Sutherland received his B.A. in Accounting from Michigan State University and his M.B.A. from Saginaw State University.

PROPOSAL TWO: APPROVAL OF THE ICC HOLDINGS, INC. 2016 STOCK INCENTIVE PLAN

The following is a summary of the ICC Holdings, Inc. 2016 Stock Incentive Plan (the “Plan”). This summary is qualified in its entirety by reference to the complete Plan attached as Appendix A to this Proxy Statement.

ESTABLISHMENT AND PURPOSE

The Plan is intended to provide selected employees and non-employee directors of Illinois Casualty Company  (“ICC”, the “Corporation”) and its Subsidiaries (as hereinafter defined) with an opportunity to acquire Common Stock of the Corporation. The Plan is designed to help the Corporation attract, retain, and motivate employees and non-employee directors to make substantial contributions to the success of the Corporation’s business and the businesses of its Subsidiaries. Awards made under the Plan are based upon, among other things, a participant’s level of responsibility and performance within the Corporation and its Subsidiaries. Payments under the Plan are intended to be deductible according to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).  Pursuant to Section 162(m) of the Code, we are required to get shareholder approval of the performance goals of this Plan every five years to maintain such deductibility.  Thus, this Proposal Two is intended to satisfy that requirement, and if approved by our shareholders, the Plan will be restated effective as of March 24, 2017.

The total aggregate number of shares of common stock that Awards may be made under the Plan shall not exceed 490,000 shares of common stock, subject to adjustments as provided in Article 10 of the Plan.  The maximum aggregate number of shares of common stock that may be issued under the Plan pursuant to the vesting of Restricted Awards shall not exceed 350,000 shares of common stock, subject to adjustments as provided in Article 10 of the Plan.  The maximum aggregate number of shares of common stock that may be awarded under the Plan as Options (including as Incentive Stock Options) shall not exceed 140,000 shares of common stock, subject to adjustments as provided in Article 10 of the Plan.  Subject to adjustment in accordance with Article 10 of the Plan, no Participant shall be granted, during any one-year period, (i) Stock Options to purchase common stock with respect to more than 28,000 shares of common stock in the aggregate or (ii) Restricted Awards with respect to more than 70,000 shares of common stock in the aggregate.

ADMINISTRATION

The Compensation Committee of the Board of Directors will be the “Committee” for purposes of Plan administration.  The Committee shall be vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan, unless otherwise determined by a majority of the disinterested members of the Board. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive, and binding upon all Participants and any individual claiming under or through a Participant, unless otherwise determined by a majority of the disinterested members of the Board. The Committee may delegate to such officers of the Corporation or any Subsidiary, or committees thereof, as it deems appropriate, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not (i) result in the loss of an exemption under Rule 16b-3(d) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Corporation, (ii) cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify, and (iii) violate the independence requirements of the Nasdaq rules, or the then applicable rules of the principal market where the Common Stock is then traded, if any.

Subject to the terms, provisions, and conditions of the Plan and subject to review and approval by a majority of the disinterested members of the Board, the Committee shall have exclusive jurisdiction to:

•	determine and select the Employees and Non-Employee Directors to receive Awards (it being understood that more than one Award may be made to the same individual);
•	determine the number of shares subject to each Award;
•	determine the date or dates when the Awards will be made;
•	determine the exercise price of shares subject to an Option in accordance with Article 6;

•	determine the date or dates when an Option may be exercised within the term of the Option specified pursuant to Article 7;
•	determine whether an Option constitutes an Incentive Stock Option or a Nonqualified Stock Option;
•	determine the Performance Criteria and establish Performance Goals with respect thereto, to be applied to an Award; and
•	prescribe the form, which shall be consistent with the Plan document, of the Agreement evidencing any Awards made under the Plan.

PERFORMANCE GOALS

The Committee shall establish, prior to award, Performance Goals with respect to each Award intended to constitute a Performance Award. Except as may otherwise be provided in Articles 6 and 7 of the full Plan included as Appendix  A, as applicable, no Option that is intended to constitute a Performance Award may be exercised until the Performance Goal or Goals applicable thereto is or are satisfied.

ELIGIBILITY

All Company employees, including those covered by Code Section 162(m), are eligible to participate in one of the Company’s annual incentive programs governed by the Plan.  As of December 31, 2016, there were 91 full-time equivalent employees at the Company.  In addition to the 162(m) Employees, the Plan Administrative Committee or its delegate shall determine other employees who may be eligible to participate in the Plan for a particular year before or within a reasonable time following the beginning of a year. The Committee reserves final authority to approve or disapprove of such additional eligible employees.

BENEFICIARY

If an award is payable due to the participant’s death, that award will be paid to the beneficiary designated by the participant.  The amount will be paid to the beneficiary at the same time the amount would have been paid to the participant had he or she survived.  If no beneficiary was named or survived the participant, or there is a dispute as to the true beneficiary, the amount will be paid to the personal representative of the participant’s estate.

FORFEITURE

All awards paid to the CEO or CFO are subject to forfeiture according to Section 304 of the Sarbanes-Oxley Act of 2002.  In addition, the Company reserves the right to require a participant to forfeit or return to the Company any payments received under the Plan to the extent required by law, under any applicable stock exchange listing standard or any “clawback” policy designed to comply with such requirements.

TAX LIABILITY

The Company may withhold such amounts from any award as it determines reasonably necessary to pay any taxes required to be withheld under applicable law.

SHAREHOLDER VOTE

The affirmative vote of the holders of at least a majority of the shares of common stock of the Company present and entitled to vote at the Annual Meeting is required for adoption of this proposal.  Shareholder approval of the amended and restated Plan will also constitute approval of the material terms of the performance goals under the Plan, in accordance with Section 162(m) of the Code.

The Board of Directors has adopted and approved the amended plan and recommends that the shareholders vote “FOR” approval of the proposed ICC Holdings, Inc. 2016 Stock Incentive Plan.

PROPOSAL THREE: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected BKD LLP (“BKD”), the Company’s independent registered public accounting firm since 2016, as the Company’s independent registered public accounting firm for 2017, and the Board is asking shareholders to ratify that selection. Although current law, rules and regulations, as well as the Charter of the Audit Committee, require our independent auditor to be appointed, retained and supervised by the Audit Committee, the Board considers the selection of an independent auditor to be an important matter of shareholder concern and considers a proposal for shareholders to ratify such selection to be an important opportunity for shareholders to provide direct feedback to the Board on an important issue of corporate governance. If the appointment of BKD is not ratified by shareholders, the Audit Committee will take such action, if any, with respect to the appointment of the independent auditor as the Audit Committee deems appropriate, which may include continued retention of such audit firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

Representatives of BKD are expected to be present at the Annual Meeting with the opportunity to make a statement, if they desire, and will be available to respond to appropriate questions from the shareholders.

The affirmative vote of the holders of at least a majority of the shares of common stock of the Company present and entitled to vote at the Annual Meeting is required for adoption of this proposal.

The Board of Directors recommends that the shareholders vote “FOR” Proposal Three and the ratification of selection of BKD LLP as independent registered public accounting firm of the Company for the current fiscal year.

FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Fees for services rendered by BKD, the Company’s Independent Registered Public Accounting Firm  for each of the following categories of services, are set forth below:

	Fiscal Year	Fiscal Year
	2016	2015
Audit Fees (1)	$145,000	$148,751
Audit-Related Fees (2)	$159,382	$20,000
Tax Fees
Tax Compliance	$15,000	$10,000
Other Tax Services	$—	$—
All Other Fees	$—	$—
Total Fees	$319,382	$178,751

(1) Audit fees relate to professional services rendered for the audit of the consolidated financial statements of the Company and review of quarterly consolidated financial statements. The fees for 2015 include the audit of the December 31, 2015 and 2014 financial statements.

(2) Audit-related fees are for professional services rendered for the statutory audit of certain subsidiaries and procedures related to the Company’s filing of Form S-1 and travel costs.

CORPORATE GOVERNANCE AND BOARD MATTERS

CORPORATE GOVERNANCE PRINCIPLES

The Company is committed to having sound corporate governance principles that are designed to ensure that the Board exercises reasonable business judgment in discharging its obligations to the Company and its shareholders. Corporate governance practices also help to ensure that full and transparent disclosures are made to the Company’s shareholders and the SEC.

DIRECTOR INDEPENDENCE

The Board is required to affirmatively determine the independence of each director and to disclose such determination in the proxy statement for each Annual Meeting of Shareholders of the Company. In order to determine which of our directors are independent, we have elected to utilize the standards for independence established under the NASDAQ listing standards. Under this standard, an independent director is a person other than an executive officer or employee of ICC or any other individual having a relationship which, in the opinion of the board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons will not be considered independent:

•	a director who is, or at any time during the past three years was, employed by us;
•

a director who accepted or who has a spouse, parent, child or sibling, whether by blood, marriage or adoption, or any other person who resides in his home, hereinafter referred to as a “Family Member”, who accepted any compensation from us in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence (other than compensation for board or board committee service; compensation paid to a Family Member who is an employee (other than an executive officer) of Illinois Casualty; or benefits under a tax-qualified retirement plan, or non-discretionary compensation).

•	a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by us as an executive officer;
•

a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which we made, or from which we received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more (excluding payments arising solely from investments in our securities; or payments under non-discretionary charitable contribution matching programs).

•

a director of ICC who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three (3) years any of our executive officers served on the compensation committee of such other entity; or

•

a director who is, or has a Family Member who is, a current partner of our outside auditor, or was a partner or employee of the company’s outside auditor who worked on our audit at any time during any of the past three (3) years.

Under this criteria, all directors except Arron K. Sutherland are independent. Only independent directors serve on the Company’s Audit Committee, Nominating Committee, and Compensation Committee.

BOARD INDEPENDENCE STATUS

The following table identifies the independence status of our Directors as of December 31, 2016:

Director	Independent	Management
Scott T. Burgess	X
R. Kevin Clinton	X
James R. Dingman	X
Joel K. Heriford	X
John R. Klockau	X
Jerry J. Pepping	X
Daniel H. Portes	X
Christine C. Schmitt	X
Mark J. Schwab	X
Arron K. Sutherland		X

DIRECTOR NOMINATION POLICY

The Nominating and Governance Committee of the Company considers director candidates based upon a number of qualifications, qualities, skills, and other expertise required to be a director

The Nominating and Governance Committee conducts an annual assessment of the composition of the Board and its committees. The Committee reviews the appropriate skills and characteristics required of Board members with a view toward establishing a diversity of backgrounds in areas of core competencies including experience in the following: business development, insurance industry, senior management, operational, technical, compensation and finance.

The Nominating and Corporate Governance Committee will consider qualified director candidates as properly nominated by shareholders as further set forth under SHAREHOLDER PROPOSALS on page 27. In addition, the Nominating and Governance Committee will consider shareholder recommendations for director candidates, but the Nominating and Governance Committee has no obligation to recommend such candidates. Assuming that appropriate biographical and background material (including qualifications) is provided for candidates recommended by shareholders, the Nominating and Governance Committee will evaluate those candidates by following substantially the same process and applying substantially the same criteria as for candidates recommended by other sources.

CODE OF CONDUCT

The Company has adopted a Code of Conduct, which is designed to help directors, officers and employees maintain ethical behavior and resolve ethical issues in an increasingly complex global business environment. The Code of Conduct applies to all directors, officers and employees, including the Chief Executive Officer, the Chief Financial Officer, the Chief Legal Officer and any other employee with any responsibility for the preparation and filing of documents with the SEC. The Code of Conduct covers topics including, but not limited to, ethical behavior, conflicts of interest, corporate opportunities, confidentiality of information and compliance with laws and regulations. A copy of our Code of Conduct is available at the Company’s website under the Governance section at http://ir.iccholdingsinc.com. Any amendments to the Code of Conduct will be posted on the website, and any waiver that applies to a director or executive officer will be disclosed in accordance with the rules of the SEC and NASDAQ.

SHAREHOLDER AND INTERESTED PARTIES COMMUNICATIONS

Any shareholder may communicate directly with the Board of Directors, or with any one or more individual members of the Board. A shareholder wishing to do so, should address the communication to “Board of Directors” or to one or more individual members of the Board and submit the communication to the Company at the address of the Company noted on the first page of this Notice of Meeting and Proxy Statement. All such communications received by the Company and addressed to the Board of Directors will be forwarded to the Chairman of the Board, or to the individual member or members of the Board, if addressed to them.

All of these communications will be reviewed by our Secretary to filter out communications that are not appropriate, specifically, spam or communications offering to buy or sell products or services. The Secretary will forward all remaining communications to the appropriate directors.

COMPANY POLICY ON RELATED PARTY TRANSACTIONS

The Company recognizes that related party transactions present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof) and therefore the Audit Committee will review and approve all related party transactions and transactions raising potential conflicts of interest.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. John R. Klockau, a director of the Company, held two surplus note from the Company totaling $1.15 million as of December 31, 2016. The first note was for $1,000,000 and bore interest at 5.35%. The second note was for $150,000 and bore interest at 7.00%. Mr. Klockau was paid interest in the amount of $64,000 in both 2016 and 2015. On March 17, 2017, ICC policyholders approved the plan of mutual-to-stock conversion. Simultaneously, Mr. Klockau converted $1.15 million of surplus notes in exchange for 115,000 shares of the Company’s common stock. Mr. Klockau received a payment for interest on the surplus notes of $12, 975 in 2017.  Additionally, Mr. Klockau is a claims consultant and was paid $12,944 and $14,011 in 2016 and 2015, respectively, related to his services to the Company.

Mr. Scott T. Burgess is a director of the Company and a Senior Managing Director of Griffin Financial Group. Mr. Burgess was paid $2,190 and $2,284 in 2016 and 2015, respectively. Griffin Financial Group was paid $9,910 and $75,000 in 2016 and 2015, respectively. Griffin and Stevens & Lee are affiliated. Stevens & Lee is a full-service law firm that was paid $630,125 and $0 as of December 31, 2016 and 2015, respectively.

Mr. Dan Porters is a director of the Company and the Chairman and CEO of Management Resource Group, Ltd (MRG). MRG was paid $4,900 and $0 in 2016 and 2015, respectively.

COMMITTEES OF THE BOARD OF DIRECTORS

The ICC Holdings, Inc. Board has three standing committees: Audit, Compensation/Succession,  and Nominating/Governance. Additionally, two committees will eventually transition from the ICC Board over to the holdings company board. These additional committees include the Enterprise Risk Management and Executive. The Audit, Nominating and Governance, and Compensation Committees are composed solely of independent directors in compliance with the Company’s requirements and the NASDAQ Listing Standards. The Nominating and Governance Committee annually evaluates both Committee members and Committee Chairs, and rotates as necessary. In his discretion, the Chairman of the Board may attend any or all Committee meetings. All committees meet at least quarterly and also hold informal discussions from time to time. Charters for the Audit, Nominating and Governance, and Compensation Committees are available on the Company’s website under the Governance section at http://ir.iccholdingsinc.com.

AUDIT COMMITTEE

The Company’s Audit Committee, composed exclusively of independent directors, met six times in 2016 to consider various audit and financial reporting matters, including the Company’s outside audit firm relationship and to discuss the planning of the Company’s annual outside audit and its results.  The committee also:

•	monitored the Company’s management of its exposures to risk of financial loss;
•	reviewed the adequacy of the Company’s internal controls;
•	reviewed the extent and scope of audit coverage;
•	reviewed quarterly financial results;
•	monitored selected financial reports;
•	assessed the auditors’ performance; and
•	selected the Company’s independent registered public accounting firm.

The Audit Committee is responsible for approving every engagement of BKD to perform audit or non-audit services on behalf of the Company or any of its subsidiaries before BKD is engaged to provide those services, with the Chair of the Audit Committee being authorized to pre-approve non-audit services and then reporting those services to the full Audit Committee, as described in the Audit Committee Report. The Audit Committee evaluates the effects that the provision of non-audit services may have on the Company’s independent registered public accounting firm’s independence with respect to the audit of our financial statements. The Audit Committee meets in executive session with the independent registered public accounting firm periodically.

The Audit Committee consists of Messrs. Schmitt (Committee Chairman), Dingman, Heriford, and Pepping. In addition, our Board of Directors has determined that Ms. Schmitt is an audit committee financial expert within the meaning of SEC regulations. The Audit Committee Report is set forth later in this proxy statement.

COMPENSATION COMMITTEE

The Company’s Compensation Committee, composed exclusively of independent directors, met eight times in 2016. The Compensation Committee meets to do the following:

•

review and approve the corporate goals and objectives applicable to the compensation of the chief executive officer (CEO), evaluate the CEO’s performance in light of those goals and objectives, and determine and approve the CEO’s compensation based on this evaluation.

•	review and approve or make recommendations to the Board regarding the compensation of all other executive officers.
•	review and make recommendations to the Board for approval, incentive compensation plans and equity-based plans, which includes the ability to adopt, amend, and terminate such plans.
•

review and make recommendations to the Board for approval, any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the CEO and other executive officers, which includes the ability to adopt, amend, and terminate such agreements, arrangements or plans.

•

review the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, to review and discuss at least annually the relationship between risk management policies and practices and compensation, and to evaluate compensation policies and practices that could mitigate any such risk.

•	review all director compensation and benefits for service on the Board and Board committees and to recommend any changes to the Board as necessary.
•

Develop and recommend to the Board for approval a leadership succession plan (the “Succession Plan”), to review the Succession Plan periodically with the CEO, develop and evaluate potential candidates for the CEO or other executive positions and recommend to the Board any changes to, and any candidates for succession under, the Succession Plan.

Our compensation committee consists of Messrs. Portes (Committee Chairman), Heriford and Schwab and Ms. Schmitt.

NOMINATING AND GOVERNANCE COMMITTEE

The Company’s Nominating and Governance Committee, composed exclusively of independent directors, is a newly formed committee as a result of the mutual-to-stock conversion. The Nominating and Governance committee did not meet in 2016 but completed nominations by email. The committee will meet going forward to guide the Company’s corporate governance program and to monitor and discuss current and emerging corporate governance principles and procedures. The committee will also counsel the Board with respect to Board and Committee organization, compensation, membership, function and Board and Committee performance assessments, individually and collectively. The committee will identifies and reviews qualified individuals as potential new director candidates.

The Nominating and Governance Committee of the board of directors consists of Messrs. Dingman, Klockau, and Pepping.

ENTERPRISE RISK MANAGEMENT COMMITTEE

The Company’s Enterprise Risk Management Committee met four times in 2016 to review and make recommendations to the Board with respect to financial, reputational, and other issues and risks of the Company.

The Enterprise Risk Management Committee consists of Messrs. Burgess (Committee Chairman), Portes,  Schwab, and Sutherland.

EXECUTIVE COMMITTEE

The Company’s Executive Committee met four times in 2016 to handle legal formalities and technicalities concerning administrative operations.

The Executive Committee consists of Messrs. Burgess (Committee Chairman), Portes, Schwab, and Sutherland.

COMMITTEE MEMBERSHIP

Enterprise
		Compensation/	Nominating/	Risk
Director	Audit	Succession	Governance	Management (1)	Executive (1)
Scott T. Burgess				X
R. Kevin Clinton
James R. Dingman	X		X
Joel K. Heriford	X	X
John R. Klockau			X		X
Jerry J. Pepping	X		X		X*
Daniel H. Portes		X*		X
Christine C. Schmitt	X*	X
Mark J. Schwab		X		X
Arron K. Sutherland				X*	X

* Chair of Committee

(1) Committee currently resides at the ICC Board

BOARD MEETINGS AND COMPENSATION

MEETINGS

During 2016,  four regular meetings of the Board of Directors were held with all directors in attendance. No director attended fewer than 75 percent of the aggregate number of meetings of the Board and Board committees on which he or she served. In connection with each Board meeting, the independent directors meet in executive session with no members of management present.

DIRECTOR COMPENSATION

In 2016, each of our directors received a fee of $3,500 for each board meeting attended, other than the October 2016 board meeting for which members of our Compensation Committee received a fee of $3,500 and all other non-employee directors received a fee of $1,750. All Board Members received an additional fee payment in October related to special meetings held in relation to demutualization.  Members of the Compensation Committee received $3,500 the other members received $1,750 related to the special meetings.

The following table summarizes the total compensation paid to our non-employee directors for the fiscal year ended December 31, 2016.

Director	Fees Earned or Paid in Cash
Gerald J. Pepping	$15,750
Scott T. Burgess	15,750
James R. Dingman	15,750
Joel K. Heriford	17,500
John R. Klockau	15,750
Daniel H. Portes	17,500
Christine C. Schmitt	17,500
Mark J. Schwab	17,500

In 2017, the Compensation Committee engaged Pearl Meyer & Partners, an independent executive compensation firm to evaluate director compensation.  The consulting firm calculated director pay levels based on the current board and committee meeting schedule, and current committee sizes and roles.  This information was benchmarked against comparative peer group companies based on proxy statement disclosure as well as general industry survey data.  The analysis found that director pay was below market and did not provide an annual retainer which is common practice in the public arena.

In February 2017, recognizing our move to the public sector, the Board approved a new payment structure that better aligns the Company with the market. Under the structure, each non-employee director will receive an annual cash retainer for service.  Each board member will receive, annually, $14,000 for his/her work on the holding company board and $14,000 for his/her work on the insurance company board. In addition, Gerald J. Pepping will receive $7,500 annually for his work as Chairman of the Boards ($3,750 for each Board), and Christine Schmitt will receive $5,000 annually for her work as the Audit Committee Chairperson. The other three members of the Audit Committee, Gerald J. Pepping, Jim Dingman and Joel Heriford, will all receive $2,000 each for their work on the Audit Committee.  Beginning in May of 2017, Kevin Clinton, will receive $14,000 annually for his work on the holding company Board.

A director who is also an employee, such as Mr. Sutherland, does not and will not receive any compensation for his service as a director. Directors have been and will continue to be reimbursed for travel, food, lodging and other expenses directly related to their activities as directors.  Directors are also entitled to protection provided by the indemnification provisions in our bylaws, as well as the protection provided by D & O liability insurance provided by us.

BOARD LEADERSHIP STRUCTURE

The Company maintains a policy of separating the roles of Chairman of the Board and Chief Executive Officer.  Gerald J. Pepping currently serves as Chairman of the Board of the Company, having been first elected to that position by the Company's Board at a meeting held November 17, 2009, and was effective immediately.  The Chairman of the Board is “independent” under the standards established by the corporate governance rules of the NASDAQ Stock Market (the "NASDAQ") and the rules and regulations of the SEC.

The Board of Directors believes that separation of the positions of Chairman of the Board and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company.  In addition, the Board believes that having an independent Chairman creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders.  As a result, the Board of Directors has concluded that having an independent Chairman enhances the effectiveness of the Board as a whole and is an appropriate leadership structure for the Company.

AUDIT COMMITTEE REPORT

The following report by the Audit Committee (the “Committee”) of the Company’s Board of Directors is required by the rules of the SEC to be included in this Proxy Statement and shall not be considered incorporated by reference in other filings by the Company with the SEC.

The Committee is composed of four independent directors and operates under a written charter adopted by the Board of Directors.

The primary role of the Committee is to assist the Board of Directors in its oversight of (a) the Company’s corporate accounting and reporting practices, (b) the quality and integrity of the Company’s financial statements, (c) the performance of the Company’s system of internal accounting and financial controls, (d) the Company’s compliance with related legal and regulatory requirements, (e) the qualifications, independence and performance of the independent registered public accounting firm (“Auditor”), and (f) the performance of the Company’s internal audit function. In addition to those primary roles, the Committee also performs other roles and functions as outlined in its charter, including preliminary review of earnings releases and other activities. The Committee also acts as the audit committee for the Company’s insurance company subsidiary. A more detailed description of the Committee’s roles, functions and activities is set forth in the description of Board committees elsewhere in this Proxy Statement and in the Committee’s charter, which is available on our investor relations website at http://ir.iccholdingsinc.com/.

The Board of Directors has determined that each of the members of the Audit Committee qualifies as “independent” within the meaning of the NASDAQ Listing Standards and the rules of the SEC. The Board of Directors has further determined that Christine C. Schmitt is an “audit committee financial expert” within the meaning of the SEC rules.

The Committee reviews the internal audit function of the Company, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year and the coordination of such plans with the Auditor. The Company’s Manager of Internal Controls provides the internal audit function, which includes objective assurance services regarding the effectiveness of management’s internal controls and procedures and consulting services designed to add value and improve the organization’s operations. The Committee oversees the Manager of Internal Controls and the overall internal audit function at the Company. To assist with this oversight, the Company’s Manager of Internal Controls provides an annual risk-based audit plan to the Audit Committee and periodic reports are additionally made to the Committee summarizing results of internal audit activities.

The Committee appoints and annually evaluates the performance of the Company’s Auditor and provides assistance to the members of the Board of Directors in fulfilling their oversight functions of the financial reporting practices and financial statements of the Company. It is not the duty of the Committee, however, to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with U.S. generally accepted accounting principles. The Company’s Auditor is responsible for planning and conducting audits of the financial statements and internal controls over financial reporting; and the Company’s management is responsible for preparing the financial statements, designing and assessing the effectiveness of internal control over financial reporting and determining that the Company’s financial statements are complete and accurate and in accordance with U.S. generally accepted accounting principles and applicable laws and regulations.

The Company’s current independent registered public accounting firm is BKD LLP (“BKD”). BKD has been the Company’s independent registered public accounting firm since 2016 and the Audit Committee has selected BKD to be the Company’s independent registered public accounting firm for fiscal 2017.

The Committee contracts with and sets the fees paid to the independent registered public accounting firm. The fees for BKD’s audit services for the past two fiscal years are set forth on page 13.

Audit fees relate to professional services rendered for the audit of consolidated financial statements of the Company, audits of the statutory financial statements of certain subsidiaries, review of quarterly consolidated financial statements and assistance with review of documents filed with the SEC.

In our fiscal year ended December 31, 2016, there were no other professional services provided by BKD, other than those listed in the table on page 13, that would have required our audit committee to consider their compatibility with maintaining the independence of BKD

The Committee received reports and reviewed and discussed the audited financial statements with management and the Auditor. The Committee also discussed with the Auditor matters required to be discussed by PCAOB Standard No.16, Communication with Audit Committees. The Committee received from the Company’s Auditor the written disclosures and letter required by the applicable PCAOB requirements for independent registered public accounting firm’s communications with the Audit Committee concerning auditor independence. The Committee discussed with the Auditor that firm’s independence and any relationships that may impact that firm’s objectivity and independence including audit and non-audit fees. Additionally, the Committee promotes the Auditor’s independence by ensuring that the lines of communication are always open and constant between the Auditor and the Committee.

Based on the Committee’s discussion with and review of reports from management, the Company’s Internal Control Manager and the Company’s Auditor and the Committee’s reliance on the representation of management that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, the Committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as filed with the SEC.

The foregoing report has been approved by all members of the Audit Committee.

MEMBERS OF THE AUDIT COMMITTEE

Christine C Schmitt (Chair)

James R. Dingman

Joel K. Heriford

Gerald J. Pepping

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2016, the Compensation Committee was composed of Dan Portes, Joel Heriford, Christine Schmitt, and Mark Schwab. None of these persons has at any time been an officer or employee of the Company or any of its subsidiaries. In addition, there are no relationships among our executive officers, members of the Compensation Committee or entities whose executives serve on the Board of Directors or the Compensation Committee that require disclosure under applicable SEC regulations.

COMPENSATION DISCUSSION & ANALYSIS

INTRODUCTION

For 2016, our executive officers were compensated consistent with the design of the programs in place at that time. Specifically, they received annual base salaries and were eligible to receive a discretionary annual bonus up to a maximum of 15% of their base salaries. Executive officers were also eligible for an annual profit-sharing payment, up to a maximum of 15% of their base salaries, based on the achievement of specific company performance goals. Up to 12% of the profit-sharing payment could be made in cash with the other 3% paid into the executives’ individual accounts in the Company’s 401(k) plan. The executive compensation program did not have a long-term incentive compensation component in 2016. The Summary Compensation Table on page 26 provides a summary of compensation for the Chief Executive Officer, the Chief Financial Officer, as well as the next two highly-compensated executive officers for 2016.

Given our growth strategy and where we are in our business life-cycle, in early 2017 the Compensation Committee engaged an independent compensation consultant to review our executive compensation levels and structure and help develop a new executive compensation philosophy and program to ensure that total direct compensation is closely tied to the achievement of Company performance measures that focus on our growth strategy and drive shareholder value creation. This report provides an overview of our executive compensation program which will be put in place for 2017.

WHAT GUIDES OUR NEW EXECUTIVE COMPENSATION PROGRAM

The following summarizes the guidelines, decision-making process and structure of our executive compensation program effective January 1, 2017.

Our Compensation Philosophy and Guiding Principles

The philosophy underlying our executive compensation program is to attract, retain and motivate strong leadership to drive ICC’s business strategy and goals. Our executive compensation program is grounded in the following guiding principles:

•

Pay for performance: A portion of an executive’s total compensation should be variable and dependent upon the attainment of certain specific and measurable annual and/or long-term business performance objectives.

•

Competitiveness:  Our initial goal is to target total direct compensation opportunities between the market 25th percentile and the market median (or above with requisite performance) to ensure that compensation is at a level that is appropriate relative to that being offered to individuals holding comparable positions at other companies with which we compete for business and leadership talent.  As we reach our goals of profitable growth, we will re-evaluate our competitiveness and may decide to pay above the 25th percentile to median range.

•

Shareholder alignment: Executives should be compensated through pay elements (base salaries, annual- and long-term incentives) designed to create long-term value for our shareholders, as well as foster a culture of ownership.

The Role of the Compensation Committee

The primary oversight of the Company’s executive compensation program rests with the Compensation Committee of the Board of Directors (“the Compensation Committee”). The Compensation Committee is comprised entirely of independent directors. It is the responsibility of the Compensation Committee to determine whether, in its judgement, our executive compensation program, practices and policies are reasonable and appropriate, reflect our compensation philosophy and effectively serve in the best interests of our shareholders and our Company.

The Role of the Chief Executive Officer.

The Compensation Committee makes all decisions about the compensation of our executive officers. The Chief Executive Officer provides the Compensation Committee with an assessment of the performance of the executive officers other than himself and compensation recommendations for the executive officers other than himself ― he does not play any role with respect to any matter impacting his own compensation.

The Role of the Independent Compensation Consultant

The Compensation Committee periodically engages consultants to independently review our executive compensation program, practices and policies. In 2017, the Compensation Committee engaged Pearl Meyer & Partners (“Pearl Meyer”), an independent executive compensation consulting firm, to review our executive compensation levels and structure. Pearl Meyer also assisted the Compensation Committee in developing new performance-based incentive plans for executive officers.

The Role of Competitive Positioning

The Compensation Committee, with the support of its independent compensation consultant, periodically reviews salary levels relative to the compensation of executive officers of similarly-sized property and casualty insurance companies. In these reviews, the Compensation Committee primarily relies on publicly-available survey data, as there are few similarly-sized publicly-traded property and casualty insurance companies which can be used as comparators for executive compensation benchmarking purposes; however, peer company data is used as supplemental reference information by the Committee.

In early 2017, Pearl Meyer’s review and analysis of our executive compensation levels and structure determined that the base salaries and total cash compensation opportunity of ICC’s executive officers, in aggregate, fell below market competitive levels and were more aligned with the 25th percentile of the market. Until such time that the Company grows significantly, we feel it is prudent to take a conservative approach towards executive compensation; however, the decision was made to adjust executive salaries in recognition of the contributions made to the conversion process and additional responsibilities our executives will take on in relation to operating as a public company.

OVERVIEW OF EXECUTIVE COMPENSATION

OBJECTIVES

The objective of the Company’s executive compensation program is to provide a competitive total executive compensation program linked to Company performance that will attract, retain and motivate talented executives critical to the Company’s long-term success.

ELEMENTS OF COMPANY EXECUTIVE COMPENSATION

Our compensation philosophy is supported by the following principal compensation elements:

(a)	Base salary: Base salaries are based on a blend of factors, including market data for the role, individual contributions and experience, performance and internal equity.
(b)

Annual incentives:  Annual incentive opportunities focus executives on achieving annual financial and strategic goals that drive long-term shareholder value. Award opportunities are based on an executive’s role within the Company.  Performance is assessed relative to a combination of Company and individual performance goals. Pre-determined Company performance measures and threshold, target and maximum performance levels are approved at the beginning of the calendar year by the Compensation Committee based on ICC’s annual business plan and consistent with market practice.

(c)

Long-term incentives:  Long-term incentives are not currently used but will be designed in the future to motivate executives to execute on longer-term financial and strategic growth goals that drive shareholder value creation and support the Company’s retention strategy. It is anticipated that executives will be eligible to receive regular long-term incentive award grants in the form of cash and/or equity, as approved by the Compensation Committee. Actual awards will vest over a three-year period based on the achievement of pre-determined, financial or operational performance goals at the end of a defined performance period.

Other Benefits and Perquisites

Our executive officers participate in the same broad-based benefit programs that are generally available to all other employees, including health, dental, disability and life insurance programs, a Company match on contributions to the 401(k) plan, and participation in the Employee Stock Ownership Plan (“ESOP”) implemented in 2017. The Company also provides nominal perquisites and supplemental benefits such as country club membership dues and supplemental insurance benefits to several of its executive officers, based on business needs.

The Company provides our President and CEO with a deferred compensation arrangement through which he is eligible to receive defined levels of benefits based on his age and service at the time of his retirement from the Company.

OTHER PRACTICES AND POLICIES

Tax and Accounting Matters

Section 162(m) of the Internal Revenue Code of 1986, enacted as part of the Omnibus Budget Reconciliation Act of 1993, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the Chief Executive Officer and the other three most highly-compensated executive officers, other than the Chief Financial Officer. Under IRS regulation, qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Compensation Committee expects to continue to monitor the application of Section 162(m) to executive compensation and will take appropriate action if it is warranted in the future.

We also operate our executive compensation program with the intention of complying with Section 409A of the Internal Revenue Code of 1986.

Employment Agreements

The President and CEO has an employment agreement and a non-compete agreement with the Company; none of the other executive officers is currently under an employment agreement. All of our executive officers have non-disclosure and change-in-control agreements which include a non-compete agreement.

Compensation Committee Interlocks and Insider Participation

During 2016, the Compensation Committee was composed of Dan Portes, Joel Heriford, Christine Schmitt, and Mark Schwab. None of these persons has at any time been an officer or employee of the Company or any of its subsidiaries. In addition, there are no relationships among our executive officers, members of the Compensation Committee or entities whose executives serve on the Board of Directors or the Compensation Committee that require disclosure under applicable SEC regulations.

EXECUTIVE MANAGEMENT

EXECUTIVE OFFICERS

The Compensation Discussion & Analysis provides information about the fiscal 2016 compensation programs for our executive officers who, in 2016, were:

Name	Age	Position with Company	Executive Officer Since
Arron K. Sutherland	48	President and Chief Executive Officer	2006
Michael R. Smith	49	Vice President and Chief Financial Officer	2016
Norman D. Schmeichel	47	Vice President and Chief Information Officer	2011
Howard Beck	57	Vice President and Chief Underwriting Officer	2016
Julia B. Suiter	49	Chief Legal Officer	2016

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation (1) ($)	Total ($)
Arron K. Sutherland	2016	320,099	47,700	—	—	31,800	(20,267)	18,988	398,320
President and Chief Executive Officer

Michael R. Smith	2016	153,077	19,000	—	—	18,369	—	8,121	198,567
Vice President and Chief Financial Officer

Norman D. Schmeichel	2016	171,769	8,250	—	—	20,612	—	7,971	208,603
Vice President and Chief Information Officer

Howard Beck	2016	126,077	11,500	—	—	15,129	—	9,729	162,435
Vice President and Chief Underwriting Officer

Julia B. Suiter	2016	127,500	6,000	—	—	15,300	—	7,500	156,300
Chief Legal Officer

(1)	The following table identifies and quantifies each item of compensation included in the All Other Compensation column for 2016:

Name	Year	Country Club Membership Dues	Fitness Subsidy Reimbursement	Matching Contributions to Retirement Plan	Life, AD & D, STD, LTD Insurance Premiums	Long-term Care Premiums	Supplemental Disability	Total All Other Compensation Footnote (1)
Arron K Sutherland	2016	3,159	—	10,600	1,180	3,372	677	18,988
Michael R. Smith	2016	716	—	6,533	872	—	—	8,121
Norman D. Schmeichel	2016	—	—	7,051	920	—	—	7,971
Howard Beck	2016	1,441	—	5,253	754	2,281	—	9,729
Julia B. Suiter	2016	—	333	5,284	763	1,120	—	7,500

BOARD’S ROLE IN RISK OVERSIGHT

The Board’s risk oversight is accomplished both at the full Board level and through its committee structure. The full Board discusses and considers risk management issues at each of its meetings. The Board will adjust its practices with respect to risk management oversight when it determines it needs to do so and will involve itself in particular areas or business circumstances where its proper exercise of oversight demands it. The Board’s role in risk oversight is consistent with the Company’s leadership structure, with the Chief Executive Officer and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board and its committees providing oversight in connection with these efforts.

The individual Committee responsibilities with respect to risk oversight are included in their respective Charters. The Enterprise Risk Management Committee consists of Messrs. Sutherland (Committee Chairman), Burgess, Portes, and Schwab. The purpose of the Enterprise Risk Management Committee is to review and make recommendations to the Board with respect to financial, reputational and other issues and risks of the company. In particular, the Enterprise Risk Management Committee works to:

•	review investment policies, strategies, transactions and performance; and
•	conduct an annual enterprise risk management review and assessment of proposed strategic plans and initiatives.

SHAREHOLDER PROPOSALS

Any shareholder who desires to submit a proposal for inclusion in the proxy materials relating to our 2018 Annual Meeting of Shareholders in accordance with the rules of the SEC must submit such proposal in writing, addressed to ICC Holdings, Inc. at 225 20th Street, Rock Island, Illinois 61201, Attn: Secretary, no later than December 15, 2017.

In accordance with the Company’s bylaws, a shareholder who desires to propose a matter for consideration at an annual meeting of shareholders, even if the proposal is not submitted by the deadline for inclusion in our proxy materials, must comply with the procedures specified in the Company’s bylaws, including providing notice thereof in writing, delivered or mailed by first-class United States mail, postage prepaid, to the Secretary of the Company, not less than 60 days nor more than 90 days prior to the anniversary date of the previous year’s annual meeting. For the 2018 Annual Meeting of Shareholders, this period will begin on February 22, 2018, and end on March 24, 2018.

In accordance with the Company’s bylaws, a shareholder who desires to nominate candidates for election to the Board must comply with the proceeding specified in the bylaws, including providing proper notice of the nomination in writing, delivered or mailed by first-class United States mail, postage prepaid, to the Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the previous year’s annual meeting. For the 2017 Annual Meeting of Shareholders, this period will begin on February 22, 2018, and end on March 24, 2018.

If the shareholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, as amended, proxy holders may exercise discretionary voting authority under proxies that we solicit to vote in accordance with their best judgment on any such shareholder proposal or nomination.

OTHER BUSINESS

The Board of Directors knows of no other business to be presented at the Annual Meeting; however, if any other matters do properly come before the meeting, it is intended that the persons appointed as proxies will vote in accordance with their best judgment.

It is important that proxies be voted promptly so the presence of a quorum may be assured well in advance of the Annual Meeting, thus avoiding the expense of follow-up solicitations. Accordingly, even if you expect to attend the Annual Meeting, you are requested to vote your proxy in one of the manners described on page 1 of this Proxy Statement.

By Order of the Board of Directors

/s/ Gerald J. Pepping

Gerald J. Pepping

Chairman of the Board

Rock Island, Illinois

April 13, 2017

INVESTOR INFORMATION

ANNUAL SHAREHOLDERS MEETING

The 2017 Annual Meeting of Shareholders will be held at 8 a.m., CDT, on May 23, 2017, at the corporate offices of ICC Holdings, Inc., 225 20th Street, Rock Island, Illinois, 61204.

INTERNET VOTING

As a convenience, ICC Holdings, Inc. shareholders may vote their proxies via the Internet at www.proxypush.com/ICCH. Instructions are in your proxy card that you receive.

SHAREHOLDER INQUIRIES

Shareholders of record with requests concerning individual account balances, stock certificates, dividends, stock transfers, tax information or address corrections should contact the Company’s transfer agent and registrar:

Philadelphia Stock Transfer, Inc.
2320 Haverford Rd., Suite 230
Ardmore, PA  19003
Phone: 866-223-0448
Fax: 484-416-3597
http://www.philadelphiastocktransfer.com/

CONTACTING ICC HOLDINGS, INC.

For investor relations requests and management’s perspective on specific issues, contact Investor Relations, Attn: Julia Suiter, Esquire, 225 20th Street, Rock Island, Illinois 61201.

ICC  ON THE WEB

Our corporate website is www.ilcasco.com (Information on the website is not incorporated by reference into this Proxy Statement.)

APPENDIX A

ICC HOLDINGS, INC.

2016 STOCK INCENTIVE PLAN

ARTICLE 1.  PURPOSE OF THE PLAN; TYPES OF AWARDS

1.1  Purpose.  The ICC Holdings, Inc. 2016 Stock Incentive Plan, effective  as of February

28, 2017, is intended to provide selected  employees  and non-employee directors of ICC Holdings, Inc. (the  “Corporation”)  and its Subsidiaries  (as hereinafter defined) with an opportunity to acquire Common Stock of the Corporation.  The Plan is designed to help the Corporation attract, retain, and motivate  employees  and non-employee directors to make substantial  contributions to the success of the Corporation’s business and the businesses of its Subsidiaries.  Awards made under the Plan  are based upon, among other things, a participant’s level of responsibility and performance within the  Corporation and its Subsidiaries.

1.2  Authorized  Plan Awards.   Incentive Stock Options, Nonqualified  Stock Options, and

Restricted  Stock may be awarded within the limitations of the Plan herein described.

ARTICLE 2.  DEFINITIONS

2.1  “Agreement.” A written or  electronic agreement between the Corporation and a Participant evidencing an Award.  A Participant may be issued one or more Agreements  from time to time,  reflecting one or more Awards.

2.2  “Award.” An award  of a  Stock Option, Restricted  Stock, or Restricted  Stock Units.

2.3  “Benefit Plans.” The meaning set forth in Section 2.5(a)

2.4  “Board.” The Board of Directors of the Corporation.

2.5  “Change in Control.” Except as otherwise provided in an Agreement, the  first to occur of  any of the following events:

(a)   any “Person” (as such  term is used in Sections 13(d)  and 14(d) of the Exchange Act),  except for any of the Corporation’s  employee benefit plans, or any entity holding the Corporation’s voting securities  for, or pursuant to, the terms of  any such plan  (or  any trust forming a part thereof)  (collectively, the “Benefit Plans”), is or becomes the beneficial owner, directly or indirectly, of the Corporation’s securities  representing 25% or more of the combined voting power of the Corporation’s then outstanding securities other than pursuant to a transaction excepted in Clause  (b);

(b)  the shareholders of the Corporation approve a merger,  consolidation, or other  reorganization of the Corporation, unless:

(i) under the terms of the agreement providing for such merger,  consolidation, or reorganization, the shareholders of the Corporation immediately before such merger,  consolidation, or reorganization, will own, directly or indirectly immediately following such merger, consolidation, or reorganization, at least 50.1% of the combined voting power of the outstanding voting securities of the Corporation resulting from such merger,  consolidation, or reorganization (the  “Surviving Corporation”) in substantially the same proportion as their ownership of the voting securities immediately before such merger,  consolidation, or reorganization;

(ii) under the terms of the agreement providing for such merger,  consolidation, or reorganization, the individuals who were members of the Board immediately prior to the execution of such  agreement will constitute  at least a majority of the members of the board of directors of the  Surviving Corporation after such merger,  consolidation, or reorganization; and

(iii) based on the terms of the agreement providing for such merger,  consolidation, or reorganization, no Person (other than  (A) the Corporation or  any  Subsidiary of the Corporation, (B) any Benefit Plan, (C) the Surviving Corporation or any Subsidiary of the Surviving Corporation, or (D)  any Person who, immediately prior to such merger, consolidation, or reorganization had beneficial ownership of 25% or more of the then outstanding voting securities) will have beneficial ownership of 25% or more of the  combined voting power of the Surviving Corporation’s then outstanding voting securities;

(c)   a plan of liquidation or dissolution of the Corporation, other than pursuant to bankruptcy or insolvency laws, is adopted; or

(d)  during any period of two consecutive years, individuals, who at the beginning of such period, constituted the Board  cease for  any reason to constitute  at least a majority of the Board unless the  election, or the nomination for  election by the Corporation’s shareholders, of each  new director was approved  by a vote of  at least two-thirds of the directors then still in office who were directors at the beginning of the period.

Notwithstanding Clause (a), a Change in Control shall not be deemed to have occurred if a Person becomes the beneficial owner, directly or indirectly, of the Corporation’s securities  representing 25% or more of the  combined voting power of the Corporation’s then outstanding securities solely as a result of the Corporation’s  acquisition of its voting securities that, by  reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned  by such  Person to 25% or more of the  combined voting power of the Corporation’s then outstanding securities; provided, however, that if a Person becomes a beneficial owner of 25% or more of the combined voting power of the Corporation’s then outstanding securities  by reason of share purchases  by the Corporation and shall, after such share purchases  by the Corporation, become the beneficial owner, directly or indirectly, of  any  additional voting securities of the Corporation (other than  as a result of a stock split, stock dividend, or similar transaction), then a Change in Control of the Corporation shall be deemed to have occurred with respect to such  Person under Clause (a).   In no event shall a Change in Control of the Corporation be deemed to occur under Clause (a) by virtue of Benefit Plan’s  acquisition of the Corporation’s securities.

2.6  “Code.” The Internal  Revenue Code of 1986, as  amended.

2.7  “Code of Conduct.” The policies  and procedures related to employment of Employees or Non-Employee Directors set  forth in the Corporation’s  employee handbook or  any similar document, as  amended  and updated  from time to time.  The term  “Code of Conduct” shall also include  any other policy or procedure that may be adopted  by the Corporation or a Subsidiary and communicated to Employees and/or Non-Employee Directors.

2.8  “Committee.” The Compensation Committee of the Board which  Committee shall be composed of two or more members of the Board, all of whom are (a) “non-employee directors” as such term is defined  under the  rules and regulations that the Securities  and Exchange  Commission may adopt from time to time pursuant to Section 16(b) of the Exchange Act,

(b)  “outside directors” within the meaning of Code  Section 162(m),  and (c) independent under  any applicable stock listing agreement with, or  rules of,  any exchange or  electronic trading system.  The Board may from time to time remove members  from, or  add members to, the Committee.  The Board  shall fill all vacancies on the Committee, however caused.

2.9  “Common Stock.” The common stock of the Corporation (par value $0.01 per share)  as described in the Corporation’s Articles of Incorporation, or such other stock  as shall be substituted therefor.

2.10  “Continuous Service.” A Participant’s service with the Corporation or a Subsidiary, whether  as an Employee or Director, is not interrupted or terminated.  A Participant’s  Continuous Service shall not be deemed to have terminated merely because of a  change in the capacity in which the Participant renders  service to the Corporation or a Subsidiary as  an Employee or Director or a  change in the  entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s  Continuous Service; provided  further that if any Award is subject to Code Section 409A, this sentence shall only be given effect to the  extent consistent with Code Section 409A.  The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be  considered interrupted in the case of  any leave of absence  approved  by that party, including sick  leave, military leave, or any other personal or family leave of  absence.

2.11  “Corporation.”  ICC Holdings, Inc., a Pennsylvania  corporation.

2.12  “Disability.”  “Permanent  and total disability” (as defined in Code Section 22(e)(3)).

2.13  “Dividend Equivalents.”  The meaning set  forth in Section 9.6(c).

2.14  “Employee.” Any individual who is employed as a  common law  employee by the Corporation or a Subsidiary on a salaried or hourly basis and with respect to whom the Corporation or the Subsidiary is required to withhold taxes  from remuneration paid to such Employee by the Corporation or Subsidiary for personal services  rendered  to the Corporation, including any officer or director who shall so qualify.   If  an individual is not considered to be an Employee in accordance with the preceding sentence  for a Plan Year, a subsequent determination by the Corporation, any  governmental  agency, or a  court that the individual is a  common law  employee of the Corporation, even if such determination is applicable to prior years, will not have a retroactive  effect for purposes of eligibility to participate in the Plan.

2.15  “Exchange Act.”  The Securities Exchange Act of 1934, as  amended.

2.16  “Fair Market Value.”  The Fair Market Value of a share of Common Stock means:

(a)   If the Common Stock is listed on an  established securities market

(within the meaning of Code Section 409A), the  Fair Market  Value per share of the Common Stock shall be the  closing sale price for such a share on the relevant day.   If no sale of Common Stock has occurred on that day, the Fair Market  Value shall be determined  by reference to such price  for the next preceding day on which a sale occurred.

(b)  In the event that the Common Stock is not traded on an  established securities market  (within the meaning of Code Section 409A), then the Fair Market Value per share of Common Stock will be the price that the  Committee  establishes in  good faith by  application of a reasonable valuation method (within the meaning of Code  Section 409A).

(c)   Notwithstanding the  foregoing,  (i) in the event of any change in law or interpretation of law, including but not limited to Code Section 409A and the  regulations and guidance promulgated thereunder, the Fair Market Value shall be determined in accordance with such law or interpretation of law  and (ii) in connection with determining the Fair Market Value, the Committee may use any source that it deems reliable;  and its determination shall be  final  and binding on all affected individuals, absent clear error.

2.17  “Incentive Stock Option.” A  Stock Option intended to satisfy the requirements of

Code Section 422(b).

2.18  “Non-Employee Director.” A member of the Board, or  any other body performing the function of a board of directors, who is not an Employee.

2.19  “Nonqualified  Stock Option.” A  Stock Option which does not satisfy the  requirements of Code Section 422(b).

2.20  “Optionee.”  A  Participant who is awarded a Stock Option pursuant to the provisions of the Plan.

2.21  “Participant.” An Employee or Non-Employee Director to whom an Award has been made  and remains outstanding.

2.22  “Performance Criteria.”  Any objective determination based on one or more of the following areas  of performance of the Corporation, a Subsidiary,  or  any division, department, or group of  either:  (a) gross or net  earnings  or income,  (b) cash flow, (c) gross or net  revenue,

(d)  financial  ratios, (e) market performance,  (f) shareholder return,  (g) operating income or profits (including earnings before or after interest, taxes, depreciation, and amortization),

(h) basic or diluted earnings per share,  (i) return  on  assets, (j) return on equity,  (k) return on investment, (l) stock price  (including gross measures  and total shareholder return),  (m) budget or expense management, (n) systems conversion, (o) special projects as the Committee may determine,  (p) increases  in book value,  (q) enterprise value,

(r) margins, (s) combined  ratio, (t) return on surplus, (u) risk control (ERM),  and (v) acquisition integration initiatives.  The Committee shall establish the  applicable Performance Criteria prior to the issuance of a  Performance Award.

2.23  “Performance  Goal.” One or more goals that the Committee may establish, with respect to an Award intended to constitute a Performance Award, that  relate to one or more  Performance Criteria.  The Committee may specify a period of time to which a Performance Goal may relate.  The terms of the  applicable Performance Goal(s) shall be set  forth in an  applicable Agreement at the time the related  Performance Award is made.

2.24  “Performance Award.”   An Award, the vesting or receipt without restriction of which is conditioned on the satisfaction of one or more Performance Goals.

2.25  “Plan.” The ICC Holdings, Inc. 2016 Stock Incentive Plan.

2.26  “Restricted Award.”  An Award of Restricted  Stock or of Restricted  Stock Units.

2.27  “Restricted  Stock.” An Award of Common Stock pursuant to the provisions of the Plan, which  award is subject to such  restrictions and other  conditions, as the Committee may specify at the time of such  award and set  forth in an  applicable Agreement.

2.28  “Restricted  Stock Unit.”  An Award  of hypothetical  Common Stock units pursuant to the provisions of the Plan, which  award is subject to such  restrictions and other  conditions, as the Committee may specify at the time of such  award.

2.29  “Securities Act.” The Securities Act of 1933, as amended.

2.30  “Stock Option” or  “Option.” An Award of a right to purchase Common Stock pursuant to the provisions of the Plan.

2.31  “Subsidiary.” A subsidiary corporation, as defined in Code Section 424(f), that is a subsidiary of a relevant corporation.

2.32  “Surviving Corporation.”  The meaning set  forth in Section 2.5(b).

2.33  “Termination or Dismissal  For Cause.” “Termination of Dismissal  For Cause” shall have the meaning ascribed to such term  (or a similar term) set  forth in an  applicable employment, severance, or other similar agreement between  an individual and the Corporation or a Subsidiary,  or if no such  agreement exists, the Corporation’s or Subsidiary’s termination or dismissal of a Participant after:

(a)   any  government regulatory agency recommends or orders in writing that the  Corporation or a Subsidiary terminate the employment of such Employee or dismiss him or her of his or her duties;

(b)  such Employee or Non-Employee Director is convicted of or  enters a plea of  guilty or nolo contendere to a felony, a crime of falsehood, or a crime involving fraud or moral turpitude, or the actual incarceration of the Employee or Non-Employee Director  for a period of

45 consecutive days;

(c)   in the case of an Employee, the Committee’s determination that such Employee willfully failed to follow the lawful instructions of the Board or  any officer of the Corporation or a Subsidiary after such  Employee’s  receipt of written notice of such instructions, other than a failure resulting from the Employee’s incapacity because of a Disability;

(d)  the Committee’s determination that the willful or  continued  failure by such Employee or Non-Employee Director to substantially and satisfactorily perform his duties with the Corporation or a Subsidiary (other than any such  failure resulting from the Employee’s or Non-Employee Director’s Disability), within a  reasonable period of time after a demand for substantial performance or notice of lack of substantial or satisfactory performance is delivered to the Employee or Non-Employee Director, which demand identifies the manner in which the Employee or Non-Employee Director has not substantially or satisfactorily performed his or her duties; or

(e)   the Committee’s determination that such Employee or Non-Employee Director has  failed to conform to an  applicable Code of Conduct.

For purposes of the Plan, no act, or failure to act, on an Employee’s or Non-Employee Director’s  part shall be deemed  “willful” unless done, or omitted to be done,  by such Employee or Non-Employee Director not in good faith and without reasonable belief that such Employee’s or Non-Employee Director’s  action or omission was in the best interest of the Corporation or a  Subsidiary.

2.34  “Vested Unit.” The meaning set  forth in Section 9.6(d).

ARTICLE 3.  ADMINISTRATION

3.1  Administration of the Plan.  The Committee shall administer the Plan.

3.2  Powers of the Committee.

(a)   The Committee shall be vested with full authority to make such  rules  and regulations as it deems necessary or desirable to administer the Plan  and to interpret the provisions of the Plan, unless otherwise determined  by a majority of the disinterested members of the Board. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or  application of the Plan shall be  final, conclusive,  and binding upon all Participants and any individual  claiming under or through a Participant, unless otherwise determined  by a majority of the disinterested members of the Board. . The Committee may delegate to such officers of the Corporation or  any Subsidiary, or  committees thereof, as it deems appropriate, the  authority, subject to such terms as the  Committee shall determine, to perform such  functions, including administrative  functions, as the Committee may determine, to the  extent that such delegation will not (i) result in the loss of  an  exemption under  Rule 16b-3(d)  for Awards  granted to Participants subject to Section 16 of the Exchange Act in respect of the Corporation, (ii) cause Awards intended to qualify as  “performance-based compensation” under Code Section 162(m) to fail to so qualify,  and (iii) violate the independence requirements of the Nasdaq  rules, or the then  applicable  rules of the principal market where the Common Stock is then traded, if  any.

(b)  Subject to the terms, provisions, and conditions of the Plan  and subject to review  and approval  by a majority of the disinterested members of the Board, the  Committee shall have exclusive jurisdiction to:

(i) determine  and select the Employees and Non-Employee Directors to receive Awards (it being understood that more than one Award may be made to the same individual);

(ii) determine the number of shares subject to each  Award;

(iii) determine the date or dates when the Awards will be made;

(iv) determine the  exercise price of shares subject to an Option in accordance with Article 6;

(v)  determine the date or dates when  an Option may be  exercised within the term of the Option specified  pursuant to Article 7;

(vi) determine whether  an Option constitutes  an Incentive Stock Option or a

Nonqualified  Stock Option;

(vii) determine the Performance Criteria and establish Performance Goals with respect thereto, to be  applied to an Award; and

(viii) prescribe the  form, which shall be  consistent with the Plan document, of the

Agreement evidencing any Awards made under the Plan.

3.3  Indemnification.   In  addition to such other  rights of indemnification as the Board  or the Committee or a member of the Board or the Committee may have, the  Corporation shall indemnify the Board  and the Committee (and each member thereof) against any liability, including reasonable attorneys’ fees, actually incurred in connection with any suit, action, or proceeding or in connection with any appeal therein, to which the Board or the Committee  (or such member thereof) may be a party by reason of  any action or failure to act under or in connection with the Plan or  any award granted under the Plan, and any amounts that the Committee, the Board, or a member thereof, as  applicable, may pay (a) in settlement thereof or  (b) in satisfaction of a judgment in any such suit, action, or proceeding,  except in with respect to matters where it shall be adjudged in such suit, action, or proceeding, that the Committee, the Board, or a member thereof,  as  applicable, did not  act in good faith and in a manner that such individual  reasonably believed to be in the Corporation’s best interest, or in the case of a  criminal proceeding, had no reason to believe that the  applicable  conduct  was unlawful.

3.4  Establishment and Certification of Performance Goals.  The Committee shall establish, prior to award,  Performance Goals with respect to each  Award intended to constitute a  Performance Award.  Except as may otherwise be provided in Articles 6 and 7 hereof, as  applicable, no Option that is intended to constitute a Performance Award  may be  exercised until the Performance Goal or Goals applicable thereto is or are satisfied.

3.5  Performance Awards Not Mandatory.  Nothing herein shall be  construed as requiring that  any Award be made a Performance Award.

3.6  Binding Determination.   A decision that the Committee makes pursuant to the provisions of the Plan shall be  final  and binding on the Corporation and Participants, except to the  extent that a  court having jurisdiction determines such decision to be arbitrary and capricious.

ARTICLE 4.  COMMON STOCK SUBJECT TO THE PLAN

4.1  Common Stock Authorized.

(a)   The total  aggregate number of shares of Common Stock that Awards may be made under the Plan shall not exceed 14% of the number of shares of Common Stock sold in the Corporation’s initial public offering.  The limitation established  by the preceding sentence shall be subject to adjustment as provided in Article 10.

(b)  The maximum aggregate number of shares of Common Stock that may be issued under the Plan pursuant to the vesting of Restricted Awards shall not exceed 10% of the number of shares  of Common Stock sold in the Corporation’s initial public offering.  The limitation established  by the preceding sentence shall be subject to adjustment as provided in Article 10.

(c)   The maximum aggregate number of shares of Common Stock that may be awarded under the Plan  as Options (including as Incentive Stock Options) shall not exceed 4% of the number of shares of Common Stock sold in the Corporation’s initial public offering.  The limitation established  by the preceding sentence shall be subject to adjustment as provided in Article 10.

(d)  Subject to adjustment in accordance with Section 10, no Participant shall be granted, during any one-year period, (i) Stock Options to purchase Common Stock with respect to more than 28,000 shares of Common Stock in the aggregate or (ii) Restricted Awards with respect to more than 70,000 shares of Common Stock in the aggregate.

(e)   If any Option is exercised  by tendering Common Stock, either actually or  by  attestation, to the Corporation as  full or partial payment in connection with the  exercise of such Option under the Plan, or if the tax withholding requirements are satisfied  through such tender, only the number of shares of Common Stock issued net of the Common Stock tendered shall be deemed delivered  for purposes of determining the maximum number of shares  available  for Awards under the Plan.

4.2  Shares Available.  The Common Stock to be issued under the Plan shall be the Corporation’s  Common Stock, which shall be made  available in the Board’s discretion either  from authorized but unissued  Common Stock, treasury shares, or shares  acquired  by the  Corporation, including shares purchased on the open market.  In the  event that  any outstanding Award under the Plan  for any reason expires, terminates, or is forfeited, the shares of Common Stock  allocable to such  expiration, termination, or forfeiture may thereafter again be made subject to an Award under the Plan.

4.3  Limit on Awards to Non-Employee Directors.  Notwithstanding anything in the Plan to the  contrary, in no event shall the  aggregate grant date fair value  (determined under  applicable accounting rules) of  any Awards granted in a calendar year to a Non-Employee Director  exceed

$20,000.

ARTICLE 5. ELIGIBILITY

5.1  Participation.  The Committee shall make Awards only to individuals who are

Employees  or Non-Employee Directors.

5.2  Incentive Stock Option Eligibility.  The Committee shall make Incentive Stock Option Awards only to Employees of the Corporation.  Notwithstanding any other provision of the Plan to the  contrary, an individual who owns more than ten percent of the total combined voting power of all classes of outstanding stock of the Corporation shall not be  eligible  for the  award of an Incentive Stock Option, unless the special  requirements set  forth in Sections 6.1 and 7.1 are satisfied.  For purposes  of this Section 5.2, in determining stock ownership, an individual shall be  considered  as owning the stock owned, directly or indirectly,  by or  for his brothers  and sisters  (whether by the whole or half-blood), spouse, ancestors, and lineal descendants.  Stock owned, directly or indirectly,  by or  for a corporation, partnership, estate, or trust shall be  considered  as being owned proportionately by or for its shareholders, partners, or beneficiaries.  “Outstanding stock” shall include  all stock  actually issued  and outstanding immediately before the  award of the Option.  For purposes of this Section 5.2, “outstanding stock” shall not include shares  authorized  for issue under outstanding Options held  by the Optionee or by any other individual.

ARTICLE 6.  STOCK OPTIONS IN GENERAL

6.1  Exercise Price.  The exercise price of  an Option to purchase a share of Common Stock shall be, in the case of  an Incentive Stock Option, not less than 100% of the Fair Market  Value of a share of Common Stock on the date the Option is  awarded, except that the  exercise price shall be not less than 110% of such  Fair Market  Value in the case of  an Incentive  Stock Option awarded to any individual described in the second sentence of Section 5.2.  The  exercise price of an Option to purchase a share of Common Stock shall be, in the case of a Nonqualified  Stock Option, not less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is awarded.  The exercise price shall be subject to adjustment pursuant to the limited  circumstances set  forth in Article 10.

6.2  Limitation on Incentive  Stock Options.  The  aggregate Fair Market Value (determined as of the date an Incentive Stock Option is awarded) of the Common Stock with respect to which  Incentive Stock Options are  exercisable  for the  first time by any individual in any calendar year (under the Plan  and all other plans maintained  by the Corporation or Subsidiaries) shall not exceed $100,000.

6.3  Transferability of Options.

(a)   Except as provided in Subsection (b),  an Option awarded  hereunder shall not be transferable other than  by will or the laws of descent and distribution, and such Option shall be exercisable, during the Optionee’s lifetime, only by him or her.

(b)  An Optionee may, with the prior  approval of the  Committee, transfer a Nonqualified  Stock Option for no consideration to or  for the benefit of one or more members of the Optionee’s  “immediate family” (including a trust, partnership, or limited liability company  for the benefit of one or more of such members), subject to such limits as  the Committee may impose,  and the transferee shall remain subject to all terms and conditions applicable to the Option prior to its transfer.  The term  “immediate family” shall mean  an Optionee’s spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers, and grandchildren (and, for this purpose, shall also include the Optionee).

ARTICLE 7.  TERM, VESTING AND EXERCISE  OF OPTIONS

7.1  Term  and Vesting.  Each Option awarded under the Plan shall terminate on the date as the Committee may determine  and set  forth in an Agreement; provided, however, that:

(a)   each intended Incentive  Stock Option awarded to an individual described  in the second sentence of Section 5.2 shall terminate not later than  five years after the date of the Award,

(b)  each other intended Incentive Stock Option shall terminate not later than  ten years  after the date of the Award, and

(c)   each Option awarded under the Plan which is intended to be a Nonqualified  Stock

Option shall terminate not later than ten years  and one month after the date of the Award.

Each Option awarded under the Plan shall be subject to such terms and conditions as the Committee may provide and set  forth in the Agreement issued to a Optionee to evidence such Option; provided, however, that, unless the Committee may otherwise provide  and set  forth in an  applicable Agreement, each  Option shall be  fully exercisable  (i.e., become 100% vested) after the earlier of the date on which:

(a)   a Change in Control occurs or

(b)  the Optionee terminates employment or service by reason of death or Disability. Except as provided in Article 8, an Option may be exercised only during the  continuance of the Optionee’s employment or service with the Corporation or a Subsidiary.

7.2  Exercise.

(a)   A individual  electing to exercise  an Option shall give notice to the Corporation of such  election and of the number of shares he or she has  elected to purchase  and shall at the time of  exercise tender the  full exercise price of the shares he or she has  elected  to purchase.  The exercise notice shall be delivered to the Corporation in person, by certified mail, or by such other method (including electronic transmission)  and in such  form  as the Committee may determine. The  exercise price shall be paid in full, in cash, upon the  exercise of the Option; provided, however, that in lieu of cash, an Optionee may exercise an Option by tendering to the Corporation shares  of Common Stock owned  by him or her  and having a Fair Market  Value equal to the cash exercise price  applicable to the Option (with the Fair Market Value of such stock to be determined in the manner provided in Section 6.3) or by delivering such combination of cash and such shares  as the Committee in its sole discretion may approve;  further provided, however, that no such manner of exercise shall be permitted if such  exercise would violate Section 402 of the Sarbanes-Oxley Act of 2002.  Notwithstanding the  foregoing,  Common Stock  acquired pursuant to the exercise of  an Incentive  Stock Option may not be tendered as payment unless the holding period requirements of Code Section 422(a)(1) have been satisfied, and Common Stock not acquired pursuant to the  exercise of  an Incentive Stock Option may not be tendered as payment unless it has been held, beneficially and of  record, for at least six months (or such longer time as may be required  by applicable securities law  or  accounting principles to avoid adverse  consequences to the Corporation or a Participant).

(b)  To the  extent permitted by applicable law, a Participant may exercise  an  Option by means of  an arrangement whereby the Participant irrevocably authorizes a third party to sell shares of Common Stock  (or a sufficient portion of the shares) acquired upon the  exercise of such Option and to remit to the Corporation a sufficient portion of the sales proceeds to pay the entire  exercise price  and any tax withholding required  as a result of such  exercise.

(c)   To the  extent permitted by applicable law, a Participant may exercise  an  Option by means of a “net  exercise”  arrangement whereby the Corporation will reduce the number of shares of Common Stock issued upon exercise of a Nonqualified  Stock Option by the largest whole number of shares of Common Stock with a Fair Market  Value that  does not exceed the exercise price of the Option; provided, however, that the Optionee provide shall provide cash to the Corporation to the  extent of  any remaining balance of the  exercise price.  Shares of Common Stock will no longer be subject to such Option and such Option will no longer be  exercisable thereafter to the  extent of the number of shares used to pay the exercise price pursuant to the net  exercise, the number of shares delivered to the Optionee  as a result of such net  exercise  and the number of shares, if  any withheld to satisfy any tax withholding obligations.

(d)  An individual holding more than one Option at  any relevant time may, in accordance with the provisions of the Plan, elect to exercise such Options in any order.

ARTICLE 8.  EXERCISE  OF OPTIONS FOLLOWING TERMINATION OF EMPLOYMENT OR  SERVICE

8.1  Other Termination by Corporation or Subsidiary; Change in Control.   In the  event of

an Optionee’s termination of  employment or service  (i) by the Corporation or a Subsidiary other than Termination for Cause or  (ii) due to a Change in Control, such Optionee’s Option shall lapse  at the earlier of the expiration of the term of such Option or:

(a)   in the case of an Incentive Stock Option, three months from the date of such termination of  employment; and

(b)  in the case of a Nonqualified  Stock Option, 12 months from the date of such termination of  employment or service.

8.2  Death or Total Disability.   In the event of an Optionee’s termination of employment or service by reason of death or Disability, such Optionee’s vested Options shall lapse  at the earlier of the  expiration of the term of such Option or:

(a)   in the case of an Incentive Stock Option, one year from the date of such termination of  employment; and

(b)  in the case of a Nonqualified  Stock Option, 12 months from the date of such termination of  employment or service.

8.3  Termination For Cause; Other Termination by Optionee.   In the  event of  an Optionee’s

Termination For Cause, or in the  event of the Optionee’s termination of employment or service  at the  election of an Optionee, such Optionee’s  right to exercise a vested  Option shall lapse:

(a)   in the case of an Incentive Stock Option, upon such termination of employment or, in the Committee’s discretion, up to three months from the date of such termination of  employment (but in no event no later of the expiration of the term of such Option);  and

(b)  in the case of a Nonqualified  Stock Option, unless otherwise provided in an  Agreement, upon such termination of  employment or service or, in the Committee’s discretion, up to the remaining term of such Option.

8.4  Special Termination Provisions for Options.

(a)   In the event that the Corporation or a Subsidiary terminates  an Optionee’s  employment or service  and the Committee deems it equitable to do so, the Committee may, in its discretion and subject to the  approval of a majority of the disinterested members of the Board, waive  any Continuous Service requirement for vesting (but not any Performance Goal or Goals) specified in an  Agreement pursuant to Section 7.1 and permit the  exercise of  an Option held by such Optionee prior to the satisfaction of such  Continuous Service requirement.  The Committee may make  any such waiver with retroactive effect, provided the Committee makes it within 60 days following the Optionee’s termination of employment or service.

(b)  In the event the Committee waives the Continuous Service requirement with respect to an Option as set  forth in Section 8.4(a) above, such Option shall lapse:

(i) in the case of an Incentive Stock Option, at the earlier of the  expiration of the term of such Option or three months from the date of termination of  employment (but in no event no later of the expiration of the term of such Option);  and

(ii) in the case of a Nonqualified  Stock Option, unless otherwise provided in an Agreement, three months from the date of such termination of  employment or service or, in the Committee’s discretion, up to the remaining term  of such Option.

ARTICLE 9.  RESTRICTED AWARDS

9.1  In General.  Each  Restricted Award shall be subject to such terms and conditions as may be specified in the Agreement issued to a Participant to evidence such Award.  Subject to Section 3.5, a Restricted Award shall be subject to a vesting schedule or Performance Goals, or both.

9.2  Vesting.  Each  Restricted Award shall vest under such terms and conditions the Committee may provide and set  forth in an  applicable Agreement; provided, however, that, unless the Committee otherwise provides in an  applicable Agreement, each Restricted Award shall become  fully vested upon the earlier of the date on which: (a) a Change in Control occurs; or  (b) the Participant terminates  employment or service by reason of death or Disability.

9.3  Waiver of Vesting Requirements for Certain Restricted Awards.   In the  event that a Participant’s  employment or service is terminated and the Committee deems it equitable to do so, the Committee may, in its discretion and subject  to the  approval of a majority of the disinterested members of the Board,  waive  any minimum vesting period (but not any Performance Goals) with respect to a Restricted  Award held by such  Participant.  The Committee may make  any such waiver with retroactive  effect, provided it makes  it within 60 days  following such  Participant’s termination of  employment or service.

9.4  Additional Holding Periods.  Nothing in this Article 9 shall preclude the Committee  from providing in an  Agreement for additional  (a) restrictions on the transfer or  assignment of Common Stock  acquired  by reason of the vesting of a Restricted  Award  or (b)  forfeiture provisions with respect to Common Stock  acquired  by reason of the vesting of a Restricted Award.

9.5  Restricted  Stock Awards

(a)   Issuance and Retention of Share Certificates  By Corporation.  One or more share  certificates shall be issued upon the  award of Restricted  Stock; but until such time  as the Restricted  Stock shall vest or otherwise become distributable by reason of satisfaction of one or more Performance Goals,  the Corporation shall retain such share certificates.

(b)  Stock  Powers.  At the time of the  award of Restricted  Stock, the Participant to whom the  award is made shall deliver such stock powers, endorsed in blank, as the Corporation may request.

(c)   Release of Shares.  Within 30 days following the date on which a Participant becomes  entitled under an Agreement to receive shares of previously Restricted  Stock, the Corporation shall deliver to him or her a certificate  evidencing the ownership of such shares.

(d)  Forfeiture of Restricted Stock Awards.   In the  event of the  forfeiture of a  Restricted  Stock Award,  by reason of a Participant’s termination of  employment or termination of service prior to vesting, the failure to achieve a  Performance Goal  or otherwise, the    Corporation shall take such steps as may be necessary to cancel the affected shares  and return the same to its treasury.

(e)   Assignment, Transfer, Etc. of Restricted  Stock  Rights.  The potential  rights of a  Participant to shares of Restricted  Stock may not be  assigned, transferred, sold, pledged, hypothecated, or otherwise  encumbered or disposed of until such time  as the Participant receives unrestricted  certificates  for such shares.

(f)   Shareholder Rights.  Unless the Committee otherwise provides  and sets forth in an  applicable Agreement,  Participants who have been  awarded shares  of Restricted  Stock shall not have voting or dividend rights until such time  as the Participant receives unrestricted  certificates  for such shares.

9.6  Restricted  Stock Unit Awards

(a)   The terms and conditions of a grant of Restricted Stock Units shall be reflected in an  Agreement.  No shares of Common Stock shall be issued  at the time a Restricted  Stock Unit is granted, and the Corporation will not be required  to set  aside a  fund for the payment of  any such Award.

(b)  A  Participant shall have no voting rights with respect to any Restricted  Stock Units granted  hereunder.

(c)   At the discretion of the Committee,  each  Restricted  Stock Unit (representing one share of Common Stock) may be  credited with cash  and stock dividends (“Dividend Equivalents”) paid by the  Corporation in respect  of one share of Common Stock.  The Corporation shall withhold Dividend Equivalents for the Participant’s account, and may credit interest on the  amount of cash Dividend Equivalents so withheld at a rate and subject to such terms as the Committee may determine.  Dividend Equivalents credited to a Participant’s  account and attributable to any particular Restricted  Stock Unit (and earnings thereon, if  applicable) shall be distributed in cash or, at the Committee’s discretion, in shares of Common Stock having a  Fair Market  Value  equal to the  amount of such Dividend Equivalents and earnings, if  applicable, to the Participant upon settlement of such  Restricted  Stock Unit and, if such  Restricted  Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(d)  Upon vesting of any outstanding Restricted  Stock Units, the Corporation shall deliver to the Participant, or his or her beneficiary, as  applicable, without charge, one share of  Common Stock  for each such outstanding Restricted  Stock Unit (“Vested Unit”)  and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit  and the interest thereon or, at the Committee’s discretion, in shares of Common Stock having a Fair Market Value  equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if  explicitly provided in the  applicable Agreement, the Committee may, in its sole discretion, elect to pay cash or part  cash and part  Common Stock in lieu of delivering only shares of Common Stock  for Vested Units.  If the Corporation makes a cash payment in lieu of delivering shares  of Common Stock, the  amount of such payment shall be  equal to the Fair Market Value of the Common Stock  as of the date on which the vesting period lapsed with respect to each  Vested  Unit.

ARTICLE 10.  ADJUSTMENT PROVISIONS

10.1  Share Adjustments.

(a)   In the event that the shares of Common Stock of the Corporation, as presently  constituted, shall be  changed into or exchanged  for a different number or kind of shares  of stock or other securities of the  Corporation, or if the number of such shares of Common Stock shall be changed through the payment of a stock dividend, stock split, or reverse stock split, then  (i) the shares of Common Stock  authorized hereunder to be made the subject of Awards, (ii) the shares of Common Stock then subject to outstanding Awards and the exercise price thereof  (where  relevant), (iii) the maximum number of Awards that may be made within a 12-month period and (iv) the nature and terms of the shares  of stock or securities subject to Awards hereunder shall be increased, decreased or otherwise  changed to such extent and in such manner  as may be necessary or  appropriate  to  reflect any of the  foregoing events.

(b)  If there shall be  any other  change in the number or kind of the outstanding shares of the Common Stock of the Corporation, or of  any stock or other securities into which such  Common Stock shall have been changed, or  for  which it shall have been exchanged, and if a majority of the disinterested members of the Board shall, in its sole discretion, determine that such  change equitably requires  an  adjustment in any Award which was theretofore granted  or which may thereafter be granted under the Plan, then such  adjustment shall be made in accordance with such determination.

(c)   An Award pursuant to the Plan shall not affect in any way the  right or power of the Corporation to make adjustments, reclassifications, reorganizations, or  changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate, or to sell or transfer  all or any part of its business or  assets.

10.2  Corporate Changes.   A liquidation or dissolution of the Corporation, a merger or consolidation in which the Corporation is not the surviving Corporation or a sale of all or substantially all of the Corporation’s  assets, shall cause each outstanding Award to terminate,  except to the  extent that another  corporation may and does, in the transaction, assume,  and continue the Award or substitute its own awards.

10.3  Fractional  Shares.   Fractional shares  resulting from  any adjustment in Awards pursuant to this article may be settled  as the Committee shall determine.

ARTICLE 11.  GENERAL PROVISIONS

11.1  Effective Date.  The Plan shall become effective upon the Board’s  adoption of the Plan, provided that, subject to applicable law, any Award made hereunder shall be subject to the Plan’s  approval  by the shareholders of the Corporation within 12 months of the Board’s adoption of the Plan.

11.2  Termination of the Plan.   Unless previously terminated  by the Board, the Plan shall terminate on, and no Awards shall be made after, the day immediately preceding the 10th anniversary of its Board’s  adoption of the Plan.

11.3  Limitation on Termination, Amendment, or Modification.

(a)   The Board may at any time terminate,  amend, modify or suspend the Plan, provided that, without the  approval  of the shareholders of the Corporation, the Board may make no amendment or modification that:

(i) increases the maximum number of shares of Common Stock subject to Awards under the Plan  (except as provided in Section 10.1);

(ii) changes the class of  eligible Participants; or

(iii) otherwise requires the  approval of shareholders under  applicable state law  or under  applicable federal  law to avoid potential liability or adverse  consequences to the Corporation or a Participant.

(b)  No amendment, modification, suspension, or termination of the Plan shall in any manner  adversely affect any Award theretofore made under the Plan without the  applicable  Participant’s  consent.

11.4  No Right to an Award or Continued Employment or Service.  Nothing contained in this Plan or otherwise shall be  construed to (a) require that  an Award be made to an individual who qualifies  as  an Employee or Non-Employee Director, or (b)  confer upon a Participant any  right to continue in the employ or service of the Corporation or  any Subsidiary or limit in any  respect the right of the Corporation or of any Subsidiary to terminate the Participant’s  employment or service at any time and for any reason.

11.5  No Obligation.  No exercise of discretion under this  Plan with respect to an event or individual shall create  an obligation to exercise such discretion in any similar or same circumstance,  except as  otherwise provided  or required  by law.

11.6  Withholding Taxes.

(a)   Subject to the provisions of Subsection (b), the Corporation will require,  where sufficient funds are not otherwise  available, that a  Participant who is an Employee pay or reimburse to it any withholding taxes  applicable to  an Award when withholding is required  by law.

(b)  Subject to the Committee’s  consent, a Participant who is an Employee may satisfy the withholding obligation described in Subsection  (a), in whole or in part,  by electing to have the Corporation withhold shares of Common Stock  (otherwise issuable to him or her) having a  Fair Market  Value  equal to the maximum amount of tax permitted to be withheld without resulting in adverse  financial  accounting consequences to the Corporation.  An election by a  Participant who is an Employee to have shares withheld for this purpose shall be subject to such  conditions as may then  be imposed thereon by any applicable securities law.

11.7  Code Section 409A.  This Plan is intended to be  exempt from the provisions of Code Section 409A by reason of not being deemed a  “nonqualified deferred  compensation plan” within the meaning of Code Section 409A(d)(1).   Each of the provisions of this Plan document,

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however, are qualified  by reference to provisions of Code Section 409A, and the guidance promulgated thereunder, to the  extent such section applies to this Plan.  Notwithstanding anything herein to the  contrary, if Code Section 409A is applicable the  exercise of  any discretionary authority and the implementation or carrying out of each other provision of the Plan shall be  conditioned upon the  conditions and limitations of Code Section 409A and compliance with its specific terms, as the same may have been interpreted  by regulatory,  case law, or other governing authority.  Further, if this Plan or  any Option granted hereunder is, or shall become subject to the provisions of Code Section 409A, each such  affected Option shall be deemed  exercised on the date it vests, or the date the Plan or such Option, as  applicable, becomes subject to Code Section 409A; provided, however, that if  an Optionee is unable to deliver the exercise price and required withholding taxes to the Corporation, such Optionee shall be paid in one lump sum as soon as practicable, to the  extent permitted  by tax,  corporate, securities, and any other relevant laws,  (a) the  excess (if any) of the Fair Market Value of the Option at the relevant time over the  exercise price, less (b) the required tax withholdings.

11.8  Listing and Registration of Shares.

(a)   No Option awarded pursuant to the Plan shall be  exercisable in whole or in part, and no share certificate with respect to any Award shall be delivered, if at any relevant time the Committee determines in its discretion that the listing,  registration, or qualification of the shares of Common Stock subject to an Award on any securities  exchange or under any applicable law, or the  consent or approval of  any governmental  regulatory body, is necessary or desirable  as a condition of, or in connection with, such Award, until such listing,  registration, qualification, consent, or  approval shall have been effected  or obtained  free of  any conditions not acceptable to the Committee.

(b)  If a registration statement under the Securities  Act with respect to the shares issuable under the Plan is not in effect at  any relevant time,  as a  condition of the issuance of the shares, a Participant (or any individual  claiming through a Participant) shall give the Committee a written or  electronic statement, satisfactory in form  and substance to the  Committee, that he or she is acquiring the shares  for his or her own account for investment and not with a view to their distribution.  The Corporation may place upon any stock  certificate  for shares issued under the  Plan the  following legend or such other legend as the Committee may prescribe to prevent disposition of the shares in violation of the Securities Act or other  applicable law:

‘THE SHARES  REPRESENTED BY  THIS  CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (“ACT”) AND MAY NOT  BE  SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR  SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION  STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A  WRITTEN OPINION OF COUNSEL  FOR THE CORPORATION THAT REGISTRATION IS NOT REQUIRED.’

11.9  Disinterested Director.  For purposes of this Plan, a director shall be deemed “disinterested” if such director could qualify as a member of the Committee under Section 3.1.

11.10  Clawback.  Notwithstanding any other provisions in this Plan, any Award that is subject to recovery under any law, government regulation, or stock  exchange listing requirement shall be subject to such  deductions and clawback as may be required to be made pursuant to such law, government regulation, or stock  exchange listing requirement (or  any policy that the Corporation adopts pursuant to any such law, government regulation, or stock  exchange listing requirement).

11.11  Beneficiary Designation.   Notwithstanding Section 6.3(a),  each  Participant under the Plan may from time to time name  any beneficiary or beneficiaries  by whom  any right under the Plan is to be  exercised in case of such  Participant’s death.  Each  designation shall revoke  all the Participant’s prior designations, shall be in a  form that the Committee may reasonably prescribe,  and shall be  effective only when  filed  by the Participant in writing with the  Corporation during the Participant’s lifetime.

11.12  Gender; Number.  Words of one gender, wherever used herein, shall be  construed to include  each other gender,  as the  context  requires.  Words used herein in the singular  form shall include the plural  form, as the  context  requires, and vice versa.

11.13  Applicable Law.   Except to the  extent preempted by federal law, this Plan document, and the Agreements issued pursuant hereto, shall be  construed, administered, and enforced in accordance with the domestic internal law of the  Commonwealth of Pennsylvania.

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11.14  Headings.  The headings of the several  articles and sections of this Plan document have been inserted  for  convenience of  reference only and shall not be used in the  construction of the same.

ANNUAL MEETING OF ICC HOLDINGS, Inc.						Annual Meeting of ICC Holdings, Inc. to be held on Tuesday, May 23, 2017 for Holders as of March 31, 2017 This proxy is being solicited on behalf of the Board of Directors

Date:	May 23, 2017
Time:	8 A.M.
Place:	225 20th St, Rock Island IL 61201					VOTED BY:
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Please make your marks like this: ☒ Use dark black pencil or pen only						Go To	Call
						www.proxypush.com/ICCH	(866)-834-5750
The Board of Directors recommends you vote FOR the following:						• Cast your vote online.		•	Use any touch-tone telephone.
1:

Elect four (4) Class III director nominees to the Board of Directors of ICC Holdings, Inc, each to serve until the 2020 annual meeting of shareholders, or until the earlier of their resignation or their respective successors shall have been elected and qualiﬁed;

						• View Meeting Documents.	OR	•	Have your Proxy Card/Voting Instruction Form ready.
								•	Follow the simple recorded instructions.
MAIL
	Directors up for vote include:				Directors	•			Mark, sign and date your Proxy Card/Voting Instruction Form.
					Recommend	•			Detach your Proxy Card/Voting Instruction Form.
			For	Withhold		•			Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.
	1a. R. Kevin Clinton		☐	☐	For
	1b. Joel K. Heriford		☐	☐	For

The undersigned, revoking all previous proxies, hereby appoints Arron K. Sutherland and Michael Smith, attorneys and proxies with full power of substitution and with all the powers the undersigned would possess if personally present, to vote all shares of ICC HOLDINGS, Inc. owned by the undersigned at the Annual Meeting of Shareholders of said corporation to be held at the place set forth above, and at any adjournment or postponement thereof, in the transaction of such business as may properly come before the meeting or any adjournment or postponement thereof, all as more fully described in the Proxy Statement, and particularly to vote as designated on the reverse side.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1 AND FOR THE PROPOSALS IN ITEMS 2 AND 3.

All votes must be received by 11:59 P.M., Eastern Time, May 22, 2017.
All votes for 401(k) participants must be received by 5:00 P.M. on May 18, 2017.

PROXY TABULATOR FOR

ICC Holdings, Inc.

P.O. Box 8016

Cary, NC 27512

	1c. Daniel H. Portes		☐	☐	For
	1d. Mark J. Schwab		☐	☐	For

The Board of Directors recommends you vote FOR proposals 2 and 3.
		For	Against	Abstain
2:	Adopt the ICC Holdings, Inc. Equity Compensation Plan;	☐	☐	☐	For

3:	Ratify the appointment of BKD, LLP. as the Company’s independent registered public accounting ﬁrm for the current ﬁscal year; and	☐	☐	☐	For

4:	Transact such other business as may properly be brought before the meeting.				For

Authorized Signatures - This section must be
completed for your Instructions to be executed.

Please Sign Here				Please Date Above
EVENT #
Please Sign Here				Please Date Above
CLIENT #

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Proxy — ICC Holdings, Inc.
Annual Meeting of Stockholders
May 23, 2017, 8:00 A.M. Central Daylight Time
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints Arron K. Sutherland and Michael Smith (the “Named Proxies”) and each of them as proxies for the undersigned, with full power of substitution, to vote the shares of common stock of ICC Holdings, Inc., the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 225 20th Street, Rock Island, Illinois 61201 and all adjournments thereof.

The purpose of the Annual Meeting is to take action on the following:
1.	Elect four persons to the Board of Directors;
2.	Adopt the ICC Holdings, Inc. Equity Compensation Plan;
3.	Ratify the appointment of BKD, LLP. as the Company’s independent registered public accounting firm for the current fiscal year; and
4.	Transact such other business as may properly be brought before the meeting.
There are four directors up for election. They are:
R. Kevin Clinton
Joel K. Heriford
Daniel H. Portes
Mark J. Schwab
The Board of Directors of the Company recommends a vote “FOR” all nominees for director and “FOR” proposals 2 and 3.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THIS PROXY. IF NO DIRECTION IS MADE THEY WILL BE VOTED FOR THE ELECTION OF THE NOMINATED DIRECTORS, FOR RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, FOR THE ADVISORY VOTE ON EXECUTIVE COMPENSATION ALL AS RECOMMENDED IN THE PROXY STATEMENT, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES OR PROXY ON ANY OTHER BUSINESS TRANSACTED AT THE ANNUAL MEETING.

(Continued and to be signed on the reverse side.)

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign and return this card.

To attend the meeting and vote your shares ☐
in person, please mark this box.